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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to 240.14a-11(c) or Section 240.14a-12
TRANSMONTAIGNE INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRANSMONTAIGNE INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        The Annual Meeting of Stockholders of TRANSMONTAIGNE INC., a Delaware corporation ("TransMontaigne" or the "Company"), will be held in the Onyx Room of The Brown Palace Hotel, Denver, Colorado, on Thursday, May 6, 2004, at 9:00 a.m., MST, for the following purposes:

  1.
  To elect nine Directors to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. The Board of Directors is nominating the following individuals for election as Directors: Cortlandt S. Dietler, Donald H. Anderson, David J. Butters, John A. Hill, Bryan H. Lawrence, Harold R. Logan, Jr., Edwin H. Morgens, Wayne W. Murdy and Walter P. Schuetze;

  2.
  To approve the amendment of Section 5.1 of Article IV of the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock par value $0.01 per share, from 80,000,000 shares to 150,000,000 shares, as described in the accompanying Proxy Statement; and

  3.
  To consider and act upon such other matters and to transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

        These matters are fully discussed in the Proxy Statement. The Company's 2003 Annual Report on Form 10-K, as amended, and the quarterly report on Form 10-Q for the quarter ended December 31, 2003 accompany the Proxy Statement.

        The Board of Directors has fixed the close of business on March 8, 2004 as the record date for the meeting. Only holders of Common Stock and Series B Convertible Preferred Stock of record at such time are entitled to receive notice of and to vote at the meeting and any adjournment or postponement thereof.

        Whether or not you plan to attend the meeting in person, please indicate your voting instructions on the enclosed proxy, date and sign it, and return it promptly in the stamped return envelope included with these materials. In the event you do attend the meeting in person, you may withdraw your proxy and vote in person.

By Order of the Board of Directors
ERIK B. CARLSON, Secretary

Denver, Colorado
April 5, 2004

PLACE AND TIME OF ANNUAL MEETING

THE ONYX ROOM
THE BROWN PALACE HOTEL
DENVER, COLORADO

Thursday, May 6, 2004, 9:00 a.m. MST

TRANSMONTAIGNE INC.
1670 BROADWAY, SUITE 3100
DENVER, COLORADO 80202

PROXY STATEMENT

GENERAL

        This Proxy Statement and the enclosed proxy are being mailed on or about April 5, 2004 to stockholders of record on March 8, 2004 of the common stock, $0.01 par value (the "Common Stock"), and to the holders of Series B Convertible Preferred Stock, $0.01 par value (the "Series B Preferred"), of TransMontaigne Inc. ("TransMontaigne" or the "Company") in connection with the solicitation of proxies for use at the 2003 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), notice of which appears on the preceding page, and at any postponement or adjournment thereof. The Annual Meeting will be held on Thursday, May 6, 2004, at 9:00 a.m., MST, in the Onyx Room of The Brown Palace Hotel, Denver, Colorado.

        The solicitation of proxies is being made, and the cost of soliciting proxies is being paid, by the Company. In addition to the mailings, the Company's officers, Directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means.

        The Company will request brokerage firms, bank nominees and other institutions that act as nominees or fiduciaries for owners of Common Stock and the Series B Preferred, to forward this Proxy Statement to persons for whom they hold shares and to obtain authorization for the execution of proxies. If your shares of Common Stock or Series B Preferred are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a proxy with respect to your shares. Accordingly, please contact the person responsible for your account and give instructions for a proxy to be signed representing your shares of Common Stock or Series B Preferred.

        A holder of Common Stock or Series B Preferred giving a proxy has the power to revoke the proxy at any time before it is exercised. A proxy may be revoked by delivering to the Company an instrument revoking the proxy or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy is present at the meeting and indicates to the inspector of elections that such person elects to vote in person. If the proxy is neither revoked nor suspended, it will be voted by one or more of the proxy holders therein named.

QUORUM AND VOTING

        Only stockholders of record as of the record date, including holders of the Series B Preferred, are entitled to notice of and to vote at the Annual Meeting. The holders of the Series B Preferred shall vote together with holders of Common Stock as a single class on all actions to be voted on by the stockholders of the Company other than the election of Directors. Each holder of shares of Common Stock is entitled to one vote per share of Common Stock at the Annual Meeting. Each holder of Series B Preferred is entitled to a number of votes per share on each action equal to the number of shares of Common Stock (excluding fractions of a share) into which each share of Series B Preferred is convertible as of the record date. On March 8, 2004, the record date for the determination of holders of Common Stock and holders of the Series B Preferred entitled to receive notice of and to vote at the Annual Meeting, the Company had outstanding 41,083,121 shares of Common Stock and 72,890 shares of Series B Preferred convertible into 11,043,939 shares of Common Stock.

        The holders of a majority of the shares entitled to vote at the Annual Meeting, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Directors shall be elected by a plurality of the votes of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote. Approval of the amendment of the

Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock will require the affirmative vote of the holders of a majority of the shares of Common Stock and Series B Preferred, voting together as a single class. Approval of all other matters shall be determined by the affirmative vote of the majority of the votes cast with respect to the shares of Common Stock and Series B Preferred, voting together as a single class. If no voting direction is indicated on an otherwise properly completed and signed proxy card, the shares will be considered votes FOR the election of the nominees for Director and FOR the approval of the amendment to Section 5.1 of Article IV of the Company's Restated Certificate of Incorporation. Proxy cards that are not signed or that are not returned are treated as not voted for any purposes. If a broker indicates on a proxy card that it does not have discretionary authority as to certain shares to vote on a particular matter (a "broker non-vote"), those shares will be considered as present for the purpose of establishing a quorum, but will not be considered as present and entitled to vote with respect to that matter. Abstentions with respect to any matter will be treated as shares present and entitled to vote. Consequently, abstentions and broker non-votes will have no effect with respect to the election of Directors. Broker non-votes and abstentions will have the same effect as a vote against the approval of the amendment to the Company's Restated Certificate of Incorporation. The Company knows of no proposals to be considered at the Annual Meeting other than those set forth in the Notice of Annual Meeting.

ELECTION OF DIRECTORS

Nominees

        The Company's By-laws provide that the number of Directors shall be no fewer than seven and no more than eleven, as fixed from time to time by the Board of Directors. The number of Directors was increased to ten, effective September 26, 2003, by resolution unanimously adopted by the Board of Directors, thus creating a vacancy. By resolution of the same date, unanimously adopted by the Board, the Board appointed Wayne W. Murdy to fill the vacancy created by the increase in the size of the Board of Directors.

        The Company has agreed to take all action necessary to cause one Director designated by LB I Group Inc., an affiliate of Lehman Brothers Inc. ("Lehman") from time to time to be elected to the Company's Board of Directors so long as its beneficial ownership in the Company's Common Stock outstanding (including outstanding Common Stock equivalents) is at least 5%. LB I Group Inc. has designated David J. Butters as its nominee for Director. By resolution dated October 9, 2003, the Board of Directors unanimously elected Mr. Butters to serve on the Board of Directors until the next Annual Meeting of Stockholders, or until his successor is duly elected and qualified.

        In addition, the Company has agreed to take all action necessary to cause one Director designated by affiliates of First Reserve Corporation ("First Reserve") from time to time to be elected to the Company's Board of Directors so long as their ownership of the Company's Common Stock outstanding is at least 10%. The affiliates of First Reserve have designated Mr. Hill as their nominee for Director.

        Further, the Company has agreed to take all action necessary to cause one Director designated by Louis Dreyfus Corporation ("Dreyfus") from time to time to be elected to the Company's Board of Directors so long as its ownership in the Company's Common Stock outstanding is at least 10%. Mr. Peter B. Griffin, who had been Dreyfus' previous designee to serve as a member of the Board of Directors, resigned from the Board of Directors, effective January 28, 2004. Subsequently, Dreyfus notified the Company that it has elected at this time not to exercise its contractual right to designate another person to serve on the Board of Directors and to stand for election at the Annual Meeting. Dreyfus has further agreed to provide the Company at least thirty (30) days prior written notice of its intent to exercise such right in the future and identify the proposed designee in such notice.

        Each of the 9 persons named below was nominated by the Nominating and Corporate Governance Committee to stand for election as a Director at the Annual Meeting for a term of one year, until the next Annual Meeting of Stockholders or until his successor is elected and qualified. All such nominees are currently serving as Directors of the Company.

        Management has been informed that all nominees are willing to serve as Directors if elected, but if any of them should decline or be unable to act as a Director, then the proxies will be voted either for a substitute nominee designated by the Nominating and Corporate Governance Committee, or for the election only of the remaining nominees. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

        The following sets forth, as to each of the nominees, such person's age, principal occupations during recent years, and the period during which such person has served as a Director of the Company.

        Cortlandt S. Dietler, age 82, has been the Chairman of TransMontaigne since April 1995, and served as Chief Executive Officer from April 1995 to September 1999. He was the founder, Chairman and Chief Executive Officer of Associated Natural Gas Corporation, a natural gas gathering, processing and marketing company, prior to its 1994 merger with PanEnergy Corporation. From 1994 to 1997, Mr. Dietler served as an Advisory Director to PanEnergy Corporation prior to its merger with Duke Energy Corporation in March 1997. Mr. Dietler currently serves as a Director of Hallador Petroleum Company, Cimarex Energy Co., Forest Oil Corporation and Carbon Energy Corporation. Industry affiliations include: Member, National Petroleum Council; Director, American Petroleum Institute; and past Director, Independent Petroleum Association of America.

        Donald H. Anderson, age 55, has been Director, Vice Chairman and Chief Executive Officer of TransMontaigne since September 1999, and has served as President since January 2000. From 1997 through September 1999, Mr. Anderson was the Executive Director and a Principal of Western Growth Capital LLC, a Colorado-based private equity investment and consulting firm. From December 1994 until March 1997, Mr. Anderson was Chairman, President and Chief Executive Officer of PanEnergy Services, PanEnergy's non-jurisdictional operating subsidiary. From December 1994 until March 1997, Mr. Anderson also served as a Director of TEPPCO Partners, LLP. Mr. Anderson was previously President, Chief Operating Officer and Director of Associated Natural Gas Corporation from 1989 until its merger with PanEnergy Corporation in 1994. Mr. Anderson is a director of Bear Paw Energy, LLC.

        David J. Butters, age 63, is a Managing Director of Lehman Brothers Inc., an investment banking company, where he has been employed for more than the past five years. Mr. Butters served as Chairman of the Board of Directors of GulfMark Offshore, Inc., since 1989 and Mr. Butters has served as a Director of Weatherford International, Inc. since 1989. Mr. Butters is also a Director of Grant Prideco, Inc., a manufacturer of engineered products, principally drill pipe used in oil and gas exploration and development operations. He is also a Director of Acol Tankers, Ltd., a privately owned oil tanker owner/operator headquartered in Greece.

        John A. Hill, age 61, has been a Director of TransMontaigne since April 1995. Mr. Hill has been Vice Chairman of the Board, Managing Director and founder of First Reserve Corporation, ("First Reserve"), a private equity fund sponsor specializing in management buyouts and acquisitions in the energy and energy-related industries since June 2000. From 1983 until June 2000, Mr. Hill was Chairman of First Reserve. Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds in Boston and serves as a Director of Devon Energy Corporation and various private companies owned by First Reserve and Continuum Health Partners.

        Bryan H. Lawrence, age 61, has been a Director of TransMontaigne since April 1995. From 1996 to 1997, Mr. Lawrence served as Managing Director of Dillon, Read & Co. Inc., an investment banking firm. In 1997, Mr. Lawrence established Yorktown Partners LLC to manage Yorktown Energy Partners III, L.P. and predecessor partnerships previously managed by Dillon, Read & Co. Inc. Mr. Lawrence also serves as a Director of Vintage Petroleum, Inc., D&K Healthcare Services, Inc., Hallador Petroleum Company and Crosstex Energy, L.P. (each a United States public company), and Cavell Energy Corporation (a Canadian public company), and certain privately-owned companies in which affiliates of Yorktown Partners LLC hold equity interests including PetroSantander Inc., Savoy Energy, L.P., Athanor BV, Camden Resources, Inc., Crosstex Energy Holdings Inc., ESI Energy Services Inc., Ellora Energy Inc., Dernick Resources Inc., Cinco Natural Resources Corporation, Peak Energy Resources, Inc., Approach Resources Inc., Century Exploration Company and Compass Petroleum Ltd.

        Harold R. Logan, Jr., age 59, has been a Director of TransMontaigne since April 1995 and has provided consulting services to TransMontaigne on a contractual basis since January 2003. He served as Executive Vice President and Treasurer of TransMontaigne from April 1995 to December 2002 and as Chief Financial Officer of TransMontaigne from March 2000 to December 2002. From 1985 to 1994, Mr. Logan was Senior Vice President/Finance and a Director of Associated Natural Gas Corporation. Prior to joining Associated Natural Gas Corporation, Mr. Logan was with Dillon, Read & Co. Inc. and Rothschild, Inc. Mr. Logan also serves as Director of Lion Oil Company, Suburban Propane Partners, L.P., Graphic Packaging Corporation, The Houston Exploration Company and Rivington Capital Advisors LLC.

        Edwin H. Morgens, age 62, has been a Director of TransMontaigne since June 1996. Mr. Morgens has been Chairman of Morgens, Waterfall, Vintiadis & Company, Inc., an investment management firm, since 1970. In addition, Mr. Morgens serves as a Director of Programmer's Paradise, Inc.

        Wayne W. Murdy, age 58, has been a Director of TransMontaigne since September 26, 2003. Mr. Murdy is the Chief Executive Officer and Chairman of the Board of Directors of Newmont Mining Corporation ("Newmont"), an international mining company headquartered in Denver, Colorado. Newmont is the world's largest gold producer with mining operations and assets located on five continents. Prior to becoming the Chief Executive Officer of Newmont in 2001 and Chairman of the Board of Directors of Newmont in 2002, Mr. Murdy served as President of Newmont from 1999 to 2002, Executive Vice President and Chief Financial Officer from 1996 to 1999 and Senior Vice President and Chief Financial Officer from 1992 to 1996. Mr. Murdy has been a Director of Newmont since 1999. Mr. Murdy also serves as a member of the Board of Directors of Tom Brown, Inc. and is a Trustee of the Denver Art Museum.

        Walter P. Schuetze, age 71, has been a Director of TransMontaigne and Chairman of the Company's Audit Committee, since October 1, 2002. Mr. Schuetze currently is an Executive in Residence in the College of Business at the University of Texas—San Antonio, Texas. Mr. Schuetze began his accounting career in 1957 with the public accounting firm of Eaton & Huddle in San Antonio, Texas, which merged with Peat, Marwick, Mitchell & Co. (now KPMG LLP) in 1958. He was a partner in KPMG from 1965 to 1973, when he was appointed to the Financial Accounting Standards Board, after which he again served as a partner in KPMG LLP from 1976 to 1992. In January 1992, Mr. Schuetze was appointed Chief Accountant to the Securities and Exchange Commission of the United States of America and served in that capacity through March 1995, when he retired. In November 1997, Mr. Schuetze was appointed Chief Accountant of the Commission's Division of Enforcement and served in that capacity through mid-February 2000. He then served as a consultant to the Commission's Division of Enforcement from March 2000 through March 2002 on matters involving accounting and auditing. Since April 1, 2002, he has been a member of the Board of Directors of Computer Associates International, Inc. and currently serves as chairman of that company's audit committee.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ALL OF THE FOREGOING NOMINEES AND, UNLESS A STOCKHOLDER GIVES INSTRUCTIONS ON THE PROXY CARD TO THE CONTRARY, THE PROXIES NAMED THEREON INTEND SO TO VOTE.

Independence of Directors

        Each of the nominees for election as Director are independent of management and the Company, except for Messrs. Dietler and Anderson, who are officers of the Company, and Mr. Logan, who was formerly the Executive Vice President and Chief Financial Officer of the Company and currently performs services for the Company as a consultant. The Board of Directors has determined that the members designated as "independent" have no relationship with the Company that interferes with the exercise of their independence from management and the Company, as required pursuant to the rules of the American Stock Exchange. In making the independence determination, the Board considered the requirements of the American Stock Exchange and the Company's Corporate Governance Guidelines. Among other factors, the Board considered current or previous employment with the Company, its auditors or their affiliates by the Director or his immediate family members, ownership of voting securities of the Company, and other material relationships with the Company.

        With respect to material relationships, the following relationships are not considered to be material for purposes of assessing independence: service as an officer, director, employee or trustee of, or greater than five percent beneficial ownership in (a) a supplier to the Company if the annual sales to the Company are less than one percent of the sales of the supplier; (b) a lender to the Company if the total amount of the Company's indebtedness is less than one percent of the total consolidated assets of the lender; or (c) a charitable organization if the total amount of the Company's annual charitable contributions to the organization are less than three percent of that organization's annual charitable receipts.

Compensation Of Directors

        Employee Directors receive no additional compensation for services on the Board of Directors or committees of the Board. Directors who are not employees were paid an annual fee of $30,000 through June 30, 2003, payable quarterly. All Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee or otherwise by reason of their being a Director. An additional sum of $30,000 per year was paid to the non-employee Director serving as Chairman of the Audit Committee and additional sums of $20,000 per year and $10,000 per year were paid to the non-employee Directors serving as Chairman of the Finance Committee and the Compensation Committee, respectively. This compensation of Directors and committee chairmen is currently in effect for the Company's fiscal year ending June 30, 2004. In addition, discretionary grants of restricted stock, stock options or other stock-based awards may be made to non-employee directors pursuant to the 1997 Incentive Plan. On May 12, 2003, 20,000 shares of restricted common stock were granted to Walter P. Schuetze in his capacity as a member of the Board of Directors when the market price per share was $4.50. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous service on the Board since the grant date.

CORPORATE GOVERNANCE

Directors Meetings

        During the fiscal year ended June 30, 2003, the Board of Directors held eight meetings and acted numerous times by unanimous written consent. Each incumbent Director attended more than 75% of all meetings of the Board of Directors and committees of the Board of Directors on which he served for the period during which he was a member. Pursuant to the Corporate Governance Guidelines, the Board meets in executive session (attended only by non-management, independent Directors) at the conclusion of each regularly scheduled Board meeting. The Company does not have a policy with regard to attendance of Directors at annual meetings, but encourages all of its Directors to attend the Annual Meeting and regularly schedules a meeting of the Board immediately following an Annual

Meeting. The 2002 Annual Meeting of Stockholders was attended by 7 of the 9 Directors comprising the Board at that time.

Board Committees

        The Board of Directors has standing Audit, Compensation, Nominating and Corporate Governance, Executive and Finance Committees. All members of Audit, Compensation and Nominating and Corporate Governance Committees are independent, as independence is defined in the listing standards of the American Stock Exchange and the Company's Corporate Governance Guidelines. The members of the Audit, Compensation and Nominating and Corporate Governance Committees are:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Walter P. Schuetze, Chairman	Edwin H. Morgens, Chairman	Wayne W. Murdy, Chairman
Edwin H. Morgens	Bryan H. Lawrence	Edwin H. Morgens
Wayne W. Murdy

Audit Committee

        The Audit Committee is composed of three independent directors, each of whom is able to understand fundamental financial statements and at least one of whom has past experience in accounting or related financial management experience. Mr. Schuetze has been designated by the Board as the Audit Committee's financial expert meeting the requirements promulgated by the SEC and set forth in Item 401(e) of Regulation S-K of the Securities Exchange Act of 1934 based upon his education and employment experience as more fully detailed in Mr. Schuetze's biography set forth above. The Audit Committee assists the Board in its oversight of the integrity of the Company's financial statements and the Company's compliance with legal and regulatory requirements and corporate policies and controls. The Audit Committee has the sole authority to retain and terminate the Company's independent public accountants, approve all auditing services and related fees and the terms thereof, and pre-approve any non-audit services to be rendered by the Company's independent public accountants. The Audit Committee is responsible for confirming the independence and objectivity of the independent public accountants. The Audit Committee is also responsible for preparation of the annual report of the Audit Committee for inclusion in the Company's proxy statement. Unrestricted access to the Audit Committee is given to the Company's independent public accountants. During the fiscal year ended June 30, 2003, the Audit Committee held four meetings. The Audit Committee has adopted an amended and restated Charter for the Audit Committee, which has been ratified and approved by the Board. The Audit Committee Charter, as amended, is attached to this Proxy Statement as Appendix A.

Compensation Committee

        The Compensation Committee is composed of two independent Directors and approves the salaries of the executive officers of the Company and administers the Company's equity incentive plans, including the selection of the individuals to be granted awards from among those eligible to participate. The Company has one equity incentive plan: the TransMontaigne Inc. Equity Incentive Plan, as amended (the "1997 Incentive Plan"). The Amended and Restated Employee Nonqualified Stock Option Plan (the "1991 Option Plan") was terminated September 30, 2002. The TransMontaigne Oil Company Employees' Stock Option Plan (the "1995 Option Plan") terminated on December 31, 2001. There are no options outstanding under either the 1991 Option Plan or the 1995 Option Plan. During the Company's fiscal year ended June 30, 2003, grants of restricted stock were awarded. During the Company's fiscal year ended June 30, 2003, the Compensation Committee held two formal meetings and acted three times by unanimous written consent. A report of the Compensation Committee on

Executive Compensation is included in this Proxy Statement. The Compensation Committee has adopted a charter, which has been ratified and approved by the Board. The Compensation Committee Charter is attached to this Proxy Statement as Appendix B.

Nominating and Corporate Governance Committee

        In March 2004, the Board established a Nominating and Corporate Governance Committee which is composed of two independent directors. The Nominating and Corporate Governance Committee has adopted a charter, which has been ratified and approved by the Board. A copy of the Nominating and Corporate Governance Committee charter is attached to this Proxy Statement as Appendix C.

        The Nominating and Corporate Governance Committee, among other duties and responsibilities, is required to identify, evaluate and select nominees for election to the Board based upon procedures and guidelines adopted by the Nominating and Corporate Governance Committee and set forth in its charter. The Nominating and Corporate Governance Committee has nominated the directors listed herein to stand for election at the Annual Meeting.

Executive Committee and Finance Committee

        The Board of Directors also has standing Executive and Finance Committees. The Executive Committee is composed of three Directors. Its current members are Messrs. Donald H. Anderson, Bryan H. Lawrence and Cortlandt S. Dietler, who serves as Chairman of the Executive Committee. The purpose of the Executive Committee is to undertake such tasks as may be assigned by the Board of Directors and to act in lieu of the full Board of Directors if so authorized by the Board of Directors.

        The Finance Committee is composed of three Directors. Its current members are Messrs. John A. Hill, Edwin H. Morgens and Harold R. Logan, Jr., who serves as Chairman of the Finance Committee. The purpose of the Finance Committee is to provide research and advice to management of the Company and to the Board of Directors with respect to debt and equity finance options available to the Company, including, without limitation, revolving credit facilities, term loans and working capital facilities.

Corporate Governance Guidelines

        The Nominating and Corporate Governance Committee has adopted Corporate Governance Guidelines that have been ratified and approved by the Board, that outline the important policies and practices regarding the governance of the Company. The Corporate Governance Guidelines are attached to this Proxy Statement as Appendix D.

Code of Business Conduct and Ethics

        The Audit Committee has adopted a Code of Business Conduct and Ethics (the "Code"), which has been ratified and approved by the Board. The Code applies to all employees, officers and Directors of the Company and its subsidiaries. The Audit Committee has also adopted a Code of Ethics for Senior Financial Officers (the "Financial Ethics Code"), which has been ratified and approved by the Board. The Financial Ethics Code applies to the senior financial officers of the Company, including the Chief Executive Officer, the Chief Financial Officer and the Chief Accounting Officer or persons performing similar functions. The Code and the Financial Ethics Code are attached to this Proxy Statement as Appendix E and Appendix F, respectively.

Communications by Stockholders

        Stockholders may communicate with any and all members of the Corporation's Board by transmitting correspondence by mail or facsimile addressed to one or more directors by name (or to the Chairman of the Board or any standing committee of the Board) at the following address and fax number:

  Name of the Director(s)
  c/o Corporate Secretary
  TransMontaigne Inc.
  1670 Broadway, Suite 3100
  Denver, Colorado 80202

        Communications from the Corporation's stockholders to one or more directors will be collected and organized by the Corporation's Corporate Secretary under procedures approved by the Corporation's Nominating and Corporate Governance Committee. The Corporate Secretary will forward all communications to the Chairman of the Board or to the identified director(s) as soon as practicable, although communications that are abusive, offensive or that present safety or security concerns may be handled differently. If multiple communications are received on a similar topic, the Corporate Secretary may, in his or her discretion, forward only representative correspondence.

        The Chairman of the Board will determine whether any communication addressed to the entire Board should be properly addressed by the entire Board or a committee thereof. If a communication is sent to the Board or a committee, the Chairman of the Board or the Chairman of that committee, as the case may be, will determine whether a response to the communication is warranted. If a response to the communication is warranted, the content and method of the response will be coordinated with the Company's internal or external counsel.

Stockholder Procedures to Nominate Directors

        The Nominating and Corporate Governance Committee is responsible for, among other things, the recommendation to the Board of nominees for election as directors. The Corporate Governance Guidelines adopted by the Nominating and Corporate Governance Committee and ratified and approved by the Board include the following policies and procedures with respect to the nomination by stockholders of candidates for election to the Company's Board.

        The Company will include in its Annual Meeting Proxy Statement information concerning up to two nominees submitted by any stockholder or group of stockholders (individually or collectively the "Nominating Stockholder") meeting the requirements set forth below. The form of proxy statement solicited by the Company will include the names of the director nominee(s) submitted by the Nominating Stockholder, in addition to the director nominees submitted by the Nominating and Corporate Governance Committee and approved by the Company's Board.

        For inclusion in the Company's Annual Meeting Proxy Statement, the Nominating Stockholder must be the beneficial owner of at least 5% of the Company's common stock continuously for at least one year as of the nomination date and intend to continue to own such beneficial ownership position through the scheduled date of the Annual Meeting. Further, the Nominating Stockholder must be eligible to report its beneficial ownership of the Company's common stock on Schedule 13G, rather than Schedule 13D, and have filed a Schedule 13G evidencing that it has held more than 5% of the Company's Common Stock for at least one year prior to the nomination date. A Nominating Stockholder may only participate in the nomination of one candidate. No stockholder that has a contractual right, including through the ownership of preferred stock having terms granting such right, to nominate or appoint one or more directors shall be entitled to nominate or participate in a group that nominates a candidate pursuant to this provision of the Corporate Governance Guidelines.

        The information included in the Company's Annual Meeting Proxy Statement will be limited to that information concerning the director nominee(s) and the Nominating Stockholder required to be disclosed in accordance with the rules of the SEC to the extent provided to the Company in writing by such director nominee. Nominations must be submitted by the Nominating Stockholder to the

Chairman of the Nominating and Corporate Governance Committee and to the Company's Corporate Secretary, in writing, not less than 120 nor more than 150 days prior to the scheduled date of the Company's Annual Meeting.

        In connection with such nomination, the Nominating Stockholder must submit documentation as to the director nominee's qualifications, which, at a minimum, must include the following:

  •
  A complete biography;

  •
  Full employment history with compensation data, including current primary occupation with compensation arrangements;

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  A signed consent form and waiver authorizing the Company to request and obtain a full background check of the director nominee, including criminal and credit history, from a security firm acceptable to the Company in its sole discretion, an original report of which must be sent directly from the security firm via registered mail or overnight delivery service to the Chairman of the Nominating and Corporate Governance Committee;

  •
  Documentation of educational levels attained, complete with official transcripts issued directly by the educational institution and sent directly from the educational institution to the Company's Corporate Secretary and to the Chairman of the Nominating and Corporate Governance Committee;

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  Disclosure of all special interests and all political and organizational affiliations;

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  A complete list of clients if the director nominee is a consultant, attorney or other professional service provider; and

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  A signed, written statement from the director nominee as to why the director nominee desires to serve on the Company's Board, and why the director nominee believes that he/she is qualified to serve.

        In addition to the above information, the Nominating Stockholder must submit any additional information required to be included in the Company's Annual Meeting Proxy Statement for director nominees, which determination shall be made by the Nominating and Corporate Governance Committee in its sole and absolute discretion. The Nominating Stockholder must also include relevant contact information (e.g. address, phone number and fax number) for both the Nominating Stockholder and the director nominee(s).

        Each nomination submitted must indicate the incumbent director for whose Board seat the nomination is submitted. In addition to the items referenced above, the Nominating Stockholder and the director nominee(s) must submit, together with the nomination, a signed statement acknowledging that:

  •
  The director nominee, if elected, will represent all Company stockholders in accordance with applicable laws and the Company's charter and bylaws; and

  •
  The director nominee, if elected, is aware of, has read and understands the Company's (i) Code of Business Conduct and Ethics, (ii) the Company's Corporate Governance Guidelines, and (c) each of the Board of Director committee charters (collectively, the "Corporate Governance Documents") and further acknowledges that, if elected, the director nominee shall be subject to and shall abide by the Corporate Governance Documents.

        Each director nominee must also submit a signed, notarized independence questionnaire, as well as the Company's standard director and officer questionnaire. The questionnaires will be distributed to the director nominee upon receipt of a properly delivered and completed nomination request from a Nominating Stockholder, which questionnaires must be returned within five days of receipt.

        In evaluating potential director nominees, the Nominating and Corporate Governance Committee considers the following factors:

  •
  commitment to ethical conduct as evidence of the person's business associations, service as a director or executive officer of other organizations, and/or education;

  •
  objective, perspective and mature judgment developed through business experience and/or educational endeavor;

  •
  the candidate's ability to work with other members of the Board and management to further the Company's goals and increase stockholder value;

  •
  the ability and commitment to devote sufficient time to carry out the duties and responsibilities as a director;

  •
  demonstrated experience at policy making levels in various organizations and in areas that are relevant to the Company's activities; and

  •
  the skills and experience of the potential nominee in relation to the capabilities already present on the board.

        In addition to the foregoing, a director nominee submitted by a Nominating Stockholder may not have (1) a family, employment or control relationship with the Nominating Stockholder, (2) received any compensatory fees from the Nominating Stockholder or (3) any other material relationship with the Nominating Stockholder that could interfere with such nominee's independent exercise of judgment on behalf of all Company stockholders.

        After reviewing the materials submitted by a Nominating Stockholder, if the Nominating and Corporate Governance Committee believes that the director nominee(s) submitted by the Nominating Stockholder merits additional consideration, the Nominating and Corporate Governance Committee (or one or more individual members thereof) shall contact and interview the director nominee(s) for the purpose of discussing, among other matters, the possibility of the director nominee(s) being included in the Company's slate of director nominees. Thereafter, the Nominating and Corporate Governance Committee, by majority vote, shall determine whether to nominate and recommend to the Board the election of such director nominee(s) at the next Annual Meeting of Stockholders.

        The goal of the Nominating and Corporate Governance Committee is to recommend candidates for the Board that bring a variety of perspectives and skills derived from high quality business and professional experience. Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee and the Board may also consider such other factors as they may deem to be in the best interest of the Company and its stockholders.

Availability of Corporate Governance Documents

        Each of the Audit, Compensation and Nominating and Corporate Governance Committees charters, the Corporate Governance Guidelines, the Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers are attached hereto as Appendices A, B, C, D, E and F, and are available on the Company's website, www.transmontaigne.com. The information available on the Company's internet website does not constitute a part of this Proxy Statement and shall not be considered incorporated by reference herein.

MANAGEMENT

        The following table sets forth the names, ages and positions of the executive officers of TransMontaigne:

Name	Age	Position
Cortlandt S. Dietler	82	Chairman and Director
Donald H. Anderson	55	Vice Chairman, Chief Executive Officer, President and Director
William S. Dickey	46	Executive Vice President and Chief Operating Officer
Randall J. Larson	46	Executive Vice President, Chief Financial Officer and Chief Accounting Officer
Erik B. Carlson	56	Senior Vice President, Corporate Secretary and General Counsel
Frederick W. Boutin	48	Senior Vice President and Treasurer

        See "Election of Directors" for additional information with respect to Messrs. Dietler and Anderson.

        William S. Dickey has been an Executive Vice President and Chief Operating Officer of TransMontaigne since May 2000. From January 1999 until May 2000, Mr. Dickey was a Vice President of TEPPCO Partners, LLP. From 1994 to 1998, Mr. Dickey served as Vice President and Chief Financial Officer of Associated Natural Gas, Inc. and its successor, Duke Energy Field Services.

        Randall J. Larson has been an Executive Vice President and Chief Accounting Officer of TransMontaigne since May 2002. Mr. Larson served as Executive Vice President, Chief Accounting Officer and Controller of TransMontaigne from May 2002 until January 2003 and was appointed Chief Financial Officer on January 1, 2003. From July 1994 through April 2002, Mr. Larson was a partner with KPMG LLP, most recently in KPMG's San Jose, California office. Prior to joining the San Jose office in 1996, Mr. Larson was a partner in KPMG's Department of Professional Practice in the national office in New York City. From July 1992 to June 1994, Mr. Larson served as a Professional Accounting Fellow in the Office of Chief Accountant of the Securities and Exchange Commission. Mr. Larson began his accounting career with KPMG in 1981 in the Denver, Colorado office.

        Erik B. Carlson has been the Senior Vice President, Corporate Secretary and General Counsel of TransMontaigne since January 1998. From February 1983 until January 1998, Mr. Carlson served as Senior Vice President, General Counsel and Corporate Secretary of Associated Natural Gas Corporation and its successor, Duke Energy Field Services.

        Frederick W. Boutin has been Senior Vice President and Treasurer of the Company since June 2003. Mr. Boutin also served as Senior Vice President of the Company from September 1996 to March 2002. In addition, Mr. Boutin served as Vice President of TransMontaigne Product Services Inc. from February 2002 to June 2003; Vice President of Coastal Tug and Barge, Inc. from February 2003 to June 2003; Vice President of Coastal Fuels Marketing, Inc. from February 2003 to June 2003; and Senior Vice President and Director of TransMontaigne Transport Inc. from February 2002 to the present. From 1985 to 1995, Mr. Boutin served as a Vice President of Associated Natural Gas, Inc. and its successor, Duke Energy Field Services.

OWNERSHIP OF COMMON STOCK

        The following table sets forth certain information regarding the beneficial ownership of Common Stock and Common Stock equivalents as of February 29, 2004 by each Director and nominee, and by each individual serving as an executive officer as of February 29, 2004 and who is named in the

Summary Compensation table set forth under "Executive Compensation" below, by each person known by TransMontaigne to own more than 5% of the outstanding shares of Common Stock and by all Directors and those serving as executive officers as of February 29, 2004 as a group. The information set forth below is based solely upon information furnished by such individuals or contained in filings made by such beneficial owners with the Securities and Exchange Commission (the "SEC").

        The calculation of the percentage of beneficial ownership is based on 41,086,506 shares of common stock outstanding as of February 29, 2004. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. To our knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned. Shares of common stock underlying outstanding warrants or options that are currently exercisable or exercisable within 60 days of February 29, 2004 are deemed outstanding for the purpose of computing the percentage of beneficial ownership of the person holding those options or warrants, but are not deemed outstanding for computing the percentage of beneficial ownership of any other person.

	Common Stock
Beneficial Owner	Number of Shares	Percent of Class(1)	Percent of Voting Power(2)
Cortlandt S. Dietler(3)	2,216,212	5.4%	4.3%
Donald H. Anderson(4)	329,083	*	*
Harold R. Logan, Jr.(5)	371,023	*	*
William S. Dickey(6)	273,642	*	*
Randall J. Larson(7)	157,924	*	*
Erik B. Carlson(8)	181,294	*	*
Frederick W. Boutin(9)	303,844	*	*
John A. Hill(10)	5,249,366	12.8%	10.1%
Bryan H. Lawrence(11)	3,281,928	7.7%	6.3%
Edwin H. Morgens(12)	253,030	*	*
David J. Butters(13)	4,867,147	10.6%	9.3%
Wayne W. Murdy	—	—%	—%
Walter P. Schuetze(14)	20,000	*	*
First Reserve Corporation(15)	5,249,366	12.8%	10.1%
Lehman Brothers Holdings Inc.(16)	4,867,147	10.6%	9.3%
Louis Dreyfus Corporation(17)	4,351,080	10.6%	8.3%
Yorktown Energy Partners III, L.P.(18)	3,204,682	7.5%	6.1%
J.P. Morgan Chase & Co.(19)	3,108,880	7.3%	6.0%
All Directors and Executive Officers as a Group (13 Persons)(20)	17,504,493	36.6%	33.2%

*
Less than 1% of the shares of common stock deemed outstanding, assuming conversion of all of the Company's preferred stock outstanding as of February 29, 2004 into common stock.

(1)
Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended. Under Rule 13d-3(d), shares not outstanding that are subject to options, warrants, rights, or conversion privileges exercisable within sixty days of the date of this table (February 29, 2004) are deemed outstanding for the purpose of calculating the number and percentage owned by such person. The shares of common stock issuable upon conversion of the outstanding shares of Series B Preferred are also deemed outstanding for the purpose of computing the percentage of beneficial ownership of the person holding those shares, but are not deemed outstanding for computing the percentage of beneficial ownership of any other person.

(2)
The percentage of voting power column represents the combined voting power of the Company's shares of common stock and Series B Preferred stock outstanding on February 29, 2004. The holders of the Company's Series B Preferred vote together as a single class with the holders of the Company's common stock, on an as-converted basis, on all matters submitted to a vote other than the election of directors. As of February 29, 2004, there were 72,890 shares of Series B Preferred outstanding convertible into 11,043,939 shares of common stock.

(3)
Includes 2,000 shares held by Mr. Dietler's spouse, as to which Mr. Dietler disclaims beneficial ownership; 149,696 shares issuable upon the conversion of Series B Preferred; and 22,000 shares of restricted stock subject to vesting.

(4)
Includes 95,000 shares issuable upon the exercise of outstanding options and 113,000 shares of restricted stock subject to vesting. Restricted stock vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment.

(5)
Includes 9,000 shares issuable upon the exercise of outstanding options and 21,250 shares of restricted stock subject to vesting. Restricted stock vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment.

(6)
Includes 60,000 shares owned by DQ Investment Group, a family general partnership, of which Mr. Dickey is a general partner. Mr. Dickey disclaims beneficial ownership of these shares. Also includes 45,000 shares issuable upon exercise of outstanding options and 131,500 shares of restricted stock subject to vesting. Restricted stock vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment.

(7)
Includes 7,500 shares issuable upon exercise of outstanding options and 135,000 shares of restricted stock subject to vesting. Restricted stock vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment.

(8)
Includes 550 shares held in an IRA for the benefit of Mr. Carlson's spouse, and 2,840 shares and 2,725 shares held in trust for Mr. Carlson's son and daughter, respectively, as to all of which Mr. Carlson disclaims beneficial ownership. Also includes 9,000 shares issuable upon the exercise of outstanding options and 76,240 shares of restricted stock subject to vesting. Restricted stock vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment.

(9)
Includes 9,000 shares issuable upon the exercise of outstanding options and 55,150 shares of restricted stock subject to vesting.

(10)
Includes 5,249,366 of the shares reported as beneficially owned by First Reserve Corporation. Also includes 8,190 shares directly owned by Mr. Hill that are included in the 5,249,366 shares beneficially owned by First Reserve Corporation. Mr. Hill may be deemed to beneficially own the shares reported as beneficially owned by First Reserve Corporation because of his ownership of common stock and his position as Vice Chairman and Managing Director of First Reserve Corporation. Mr. Hill expressly disclaims beneficial ownership of the shares reported as beneficially owned by First Reserve Corporation.

(11)
Includes 3,204,682 shares reported as beneficially owned by Yorktown Partners LLC, of which 1,542,423 are issuable upon conversion of the Series B Preferred beneficially owned by Yorktown Partners LLC. Mr. Lawrence is a founder and an affiliate of Yorktown Partners LLC and disclaims beneficial ownership of these shares.

(12)
Includes 199,806 shares held by the Edwin Morgens and Linda Morgens 1993 Trust and 7,080 shares held by the Lauren W. Morgens 1999 Trust. Mr. Morgens disclaims beneficial ownership of these shares.

(13)
David J. Butters does not directly own any common stock. The number of shares shown as beneficially owned by Mr. Butters includes 4,269 shares of common stock owned by Lehman Brothers Inc. and the 4,862,878 shares of common stock issuable upon the conversion of the Series B Preferred owned by LB I Group Inc., a wholly-owned subsidiary of Lehman Brothers, Inc. because of his position as a Managing Director of Lehman Brothers, Inc. Mr. Butters expressly disclaims beneficial ownership of these shares.

(14)
Includes 20,000 shares of restricted stock subject to vesting.

(15)
Includes 2,024,027 shares held directly by First Reserve Fund VII, Limited Partnership ("Fund VII"), and 3,233,529 shares held directly by First Reserve Fund VIII, LP. ("Fund VIII"). First Reserve Corporation is the general partner of First Reserve GP VII, L.P., which is the general partner of Fund VII, and First Reserve GP VIII, L.P., which is the general partner of Fund VIII, and as such reports shared voting and dispositive power over the shares. Fund VII and its general partner report shared voting and dispositive power over the shares held directly by Fund VII, and Fund VIII and its general partner report shared voting and dispositive power over the shares held directly by Fund VIII. Each fund and its general partner disclaim beneficial ownership of the shares beneficially owned by the other fund and its general partner. Also includes 8,190 shares held by John A. Hill, a stockholder and the Vice Chairman and Managing Director of First Reserve Corporation. The First Reserve entities disclaim beneficial ownership of the shares held by Mr. Hill. The address of the First Reserve entities is One Lafayette Place, Greenwich, CT 06830. First Reserve has informed the Company that no individual natural person holds voting and investment power of such shares.

(16)
The number of shares shown as beneficially owned by Lehman Brothers Holdings Inc. and Lehman Brothers Inc. consist of 4,269 shares of common stock owned by Lehman Brothers Inc. and the 4,862,878 shares of common stock issuable upon the conversion of the Series B Preferred owned by LB I Group Inc., a wholly-owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers Inc. is a registered broker-dealer and is wholly-owned, and the principal subsidiary of Lehman Brothers Holdings Inc. Lehman Brothers Inc. has informed the Company that no individual natural person holds voting and investment power over such shares.

(17)
Louis Dreyfus Corporation reports shared voting and dispositive power over the shares held directly by it with its parent, Louis Dreyfus Holding Company Inc., which reports shared voting and dispositive power over the shares with its parent, S.A. Louis Dreyfus et Cie. The address of S.A. Louis Dreyfus et Cie is 87 Avenue de la Grande Armee, 75782 Paris, France. The address of Louis Dreyfus Corporation and Louis Dreyfus Holding Company Inc. is Twenty Westport Road, P.O. Box 810, Wilton, CT 06897. Louis Dreyfus Corporation has informed the Company that the natural person who holds voting and investment power of such shares is the President of Louis Dreyfus Corporation, currently Peter B. Griffin (subject to approval by the board of directors of Louis Dreyfus Corporation in the event of any material transactions).

(18)
Yorktown Partners LLC, as investment manager to Yorktown Energy Partners III, L.P. as an agent through an irrevocable power of attorney, is deemed to beneficially own an aggregate of 3,204,682 shares of common stock, 1,542,423 of which are shares issuable upon conversion of the Series B Preferred. The address for Yorktown Partners LLC and Yorktown Energy Partners III, L.P. is 410 Park Avenue, New York, NY 10022. The natural person who holds voting and investment power over such shares is, to the Company's knowledge, Peter A. Leidel.

(19)
Includes 2,679,424 shares held directly by the Fleming US Discovery Fund III, L.P., of which 1,289,545 shares are issuable upon conversion of outstanding shares of our Series B Preferred, and 429,456 shares held directly by Fleming US Discovery Offshore Fund III, L.P., of which 206,666 shares are issuable upon conversion of outstanding shares of our Series B Preferred (collectively, the "Fleming Funds"). J.P. Morgan Chase & Co., investment advisor to the Fleming Funds, may be deemed to have beneficial ownership of the shares of our common stock held by the Fleming Funds. The address of J.P. Morgan Chase & Co. and the Fleming Funds is c/o J.P. Morgan Chase & Co., 1211 Avenue of the Americas, 38th Floor, New York, NY 10036. The natural persons who hold voting and investment power over such shares are, to the Company's knowledge, Robert L. Burr and Arthur A. Levy.

(20)
Of such 17,504,493 shares, (a) 174,500 represent shares issuable upon the exercise of outstanding options, (b) 574,140 represent shares of restricted stock subject to vesting, (c) 6,554,997 represent shares of our common stock that are issuable upon conversion of Series B Preferred, (d) 5,249,366 shares indicated as being owned by the First Reserve Funds, includes the 8,190 shares directly owned by Mr. Hill and deemed beneficially owned by Mr. Hill; these 8,190 shares owned by Mr. Hill are included only once in the aggregate number of shares held by all directors and executive officers as a group, (e) 4,867,147 shares indicated as being owned by Lehman Brothers Holdings Inc., Lehman Brothers Inc. and LBI Group Inc., and deemed beneficially owned by Mr. Butters, are included only once in the aggregate number of shares held by all directors and executive officers as a group, (f) 3,204,682 shares indicated as being deemed beneficially owned by Yorktown Partners LLC and deemed beneficially owned by Mr. Lawrence, are included only once in the aggregate number of shares held by all directors and executive officers as a group, and (g) directors and executive officers disclaim beneficial ownership with respect to 13,588,006 shares.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth certain information regarding compensation earned during each of the Company's last three fiscal years by all individuals serving as the Company's Chief Executive Officer and each of the Company's five other most highly compensated executive officers based on salary and bonus earned in the fiscal year ended June 30, 2003 (collectively, the "Named Executive Officers").

Long Term Compensation Awards
Annual Compensation
Name and Principal Position	Year	Salary(1)	Bonus	Other Annual Compensation			Securities Underlying Options(#)	Restricted Stock Awards($)		All Other Compensation(2)
Donald H. Anderson Vice Chairman of the Board, Chief Executive Officer and President	2003 2002 2001	$315,000 312,961 301,538	$100,000 100,000 —	$	— — —		— — 50,000	$174,400 49,500 142,500	(3) (4) (5)	$5,500 5,325 4,500
William S. Dickey Executive Vice President and Chief Operating Officer	2003 2002 2001	240,000 235,962 225,000	150,000 100,000 —		— — —		— — 50,000	218,000 123,750 47,500	(6) (7) (8)	5,500 5,325 3,375
Randall J. Larson(9) Executive Vice President, Chief Financial Officer and Chief Accounting Officer	2003 2002 2001	250,000 36,538 —	30,000 — —		12,352 10,000 —	(10) (10)	— 75,000 —	109,000 378,750 —	(11) (12)	2,538 — —
Erik B. Carlson Senior Vice President, General Counsel and Secretary	2003 2002 2001	215,000 210,962 200,000	75,000 65,000 —		— — —		— — 30,000	130,800 49,500 133,475	(13) (4) (14)	5,500 5,325 4,519
Frederick W. Boutin Senior Vice President and Treasurer	2003 2002 2001	215,000 210,962 200,000	30,000 30,000 —		— — —		— — 30,000	65,400 37,125 123,500	(15) (16) (17)	5,500 5,325 5,250
Harold R. Logan, Jr.(18) Former Executive Vice President, Chief Financial Officer and Treasurer	2003 2002 2001	113,289 210,962 200,000	100,000 50,000 —		75,000 — —	(18)	— — 30,000	— 37,125 95,000	(16) (19)	2,449 5,325 5,250

(1)
Amounts shown set forth all cash compensation earned by each of the Named Executive Officers in the years shown, including salaries deferred under the TransMontaigne Inc. Savings and Profit Sharing Plan (the "401(k) Plan") pursuant to Section 401(k) of the Internal Revenue Code.

(2)
Amounts shown set forth the Company's matching contributions to the Company's 401(k) Plan.

(3)
Represents 40,000 shares of restricted stock granted on October 25, 2002, when the market price was $4.36. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(4)
Represents 10,000 shares of restricted stock granted on October 1, 2001, when the market price was $4.95. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(5)
Represents 30,000 shares of restricted stock on granted October 15, 2000, when the market price was $4.75. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(6)
Represents 50,000 shares of restricted stock granted on October 25, 2002, when the market price was $4.36. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(7)
Represents 25,000 shares of restricted stock granted on October 1, 2001, when the market price was $4.95. The restricted stock awards vest 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since each grant date.

(8)
Represents 10,000 shares of restricted stock granted on October 15, 2000, when the market price was $4.75. The restricted stock awards vest 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since each grant date.

(9)
Mr. Larson became an employee of the Company May 1, 2002 as Executive Vice President, Chief Accounting Officer and Controller, and became Chief Financial Officer on January 1, 2003.

(10)
The other 2003 annual compensation for Mr. Larson consists of reimbursement for certain relocation expenses. The other 2002 annual compensation for Mr. Larson consists of a $10,000 relocation bonus.

(11)
Represents 25,000 shares of restricted stock granted on October 25, 2002, when the market price was $4.36. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(12)
Represents 75,000 shares of restricted stock granted on May 1, 2002, when the market price was $5.05. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(13)
Represents 30,000 shares of restricted stock granted on October 25, 2002, when the market price was $4.36. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(14)
Represents 28,100 shares of restricted stock granted on October 15, 2000, when the market price was $4.75. The restricted stock awards vest 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(15)
Represents 15,000 shares of restricted stock granted on October 25, 2002, when the market price was $4.36. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(16)
Represents 7,500 shares of restricted stock granted on October 1, 2001, when the market price was $4.95. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(17)
Represents 26,000 shares of restricted stock granted on October 15, 2000, when the market price was $4.75. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(18)
Mr. Logan resigned from the Company effective December 31, 2002 and entered into a consulting agreement with the Company effective as of January 1, 2003. In addition to providing consulting services to the Company, Mr. Logan continues as a member of the Board of Directors and serves as Chairman of the Finance Committee. Mr. Logan's Other Annual Compensation includes $50,000 earned from January 1, 2003 to June 30, 2003 for consulting services provided to the Company, $15,000 earned from January 1, 2003 to June 30, 2003 as a non-employee Director and $10,000 earned from January 1, 2003 to June 30, 2003 as Chairman of the Finance Committee.

(19)
Represents 20,000 shares of restricted stock granted on October 15, 2000, when the market price was $4.75. The restricted stock awards vest 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

Option Grants In Last Fiscal Year

        No stock options were granted to the Named Executive Officers under the 1997 Incentive Plan during the fiscal year ended June 30, 2003.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year End Option Values

        The following table provides information with respect to the options that were exercised during fiscal year ended June 30, 2003 and the value as of June 30, 2003 of unexercised options held by the Named Executive Officers. The value of unexercised options at the fiscal year end is calculated using the difference between the option exercise price and the fair market value of the Company's Common Stock at June 30, 2003, $6.48.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)
					Value of Unexercised Options At Fiscal Year-End($)
Name	Shares Acquired on Exercise(#)
		Value Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Donald H. Anderson	—	—	63,000	67,000	$105,990	$138,910
William S. Dickey	—	—	45,000	55,000	40,950	95,550
Randall J. Larson	—	—	7,500	67,500	10,725	96,525
Erik B. Carlson	—	—	9,000	21,000	24,570	57,330
Frederick W. Boutin	—	—	9,000	21,000	24,570	57,330
Harold R. Logan, Jr.(1)	—	—	9,000	21,000	24,570	57,330

(1)
Under the TransMontaigne Inc. Equity Incentive Plan, as amended, (the "1997 Incentive Plan"), Mr. Logan continues to vest in his options as long as he provides services to the Company as a consultant, or as a member of the Board of Directors.

Equity Compensation Plan Information

        The following table sets forth certain information regarding the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company's equity compensation plans as of June 30, 2003.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
	(a)	(b)	(c)
Equity compensation plans approved by security holders(2)	1,004,500	$4.51	1,998,619
Equity compensation plans not approved by security holders	—	—	—

Total	1,004,500	$4.51	1,998,619

(1)
This table includes the stock options outstanding under the 1997 Incentive Plan, the Company's only equity compensation plan as of June 30, 2003. There were no warrants and rights outstanding at June 30, 2003 under the Company's equity compensation plan.

(2)
The stockholders approved the 1997 Incentive Plan in 1997, and approved amendments to the 1997 Incentive Plan in 1999 and in 2002. The 1999 amendment to the 1997 Incentive Plan increased the number of authorized shares from 1,800,000 to 3,500,000 and added an "evergreen" provision to automatically increase the number of shares available for issuance under the 1997 Incentive Plan beginning on June 30, 2000, and on each June 30 thereafter during the term of the 1997 Incentive Plan, a number of shares of the Company's Common Stock equal to one percent (1%) of the total number of issued and outstanding shares of the Company's Common Stock on the last day of the immediately preceding fiscal year. The 2002 amendment to the 1997 Incentive Plan provides for the grant of equity-based awards to non-employee Directors of the Company from time to time. The 1997 Incentive Plan terminates on August 27, 2007.

Employment Contracts And Termination Of Employment And Change In Control Agreements

        With the authorization and approval of the Board of Directors, the Company has entered into Change in Control Agreements with certain executive officers and key employees of the Company and its subsidiaries, including the Named Executive Officers. The agreements are for an initial term of three years, from April 12, 2001 to April 11, 2004 with respect to all Named Executive Officers with the exception of Mr. Larson, whose Change in Control Agreement has an initial term of three years, from May 1, 2002 to April 30, 2005, after which the agreements automatically renew on the anniversary date for consecutive one year periods, unless terminated by either party upon ninety days prior notice; provided, however, that notwithstanding any such notice, the agreement will continue in effect for twenty-four months in the event an actual or threatened change in control (as defined in the agreement) occurs during the initial term or any extension thereof. The agreements provide that if the Named Executive Officer is terminated other than for cause during the term of the agreement, or within two years after a change in control of the Company, or if the Named Executive Officer terminates his employment for good reason within such time period, the Named Executive Officer is entitled to receive a lump-sum severance payment equal to a multiple of two times the sum of such Named Executive Officer's annual salary and target bonus, as then in effect, together with certain other payments and benefits, including continuation of employee welfare benefits. In addition, should the Named Executive Officer be subject to the excise tax on excess parachute payments as a result of such payment and payments under other plans due to a change in control, an additional payment will be made to restore the after-tax severance payment due the Named Executive Officer to the same amount which the Named Executive Officer would have retained had the excise tax not been imposed.

Report of the Compensation Committee

        The Compensation Committee is responsible for the Company's executive compensation program, the purpose of which is to enable the Company to attract, retain and motivate the executive personnel deemed necessary to maximize return to stockholders. The fundamental concept of the program is to align the amount of an executive's total compensation with his contribution to the success of the Company in creating stockholder value. The Compensation Committee's duties include the annual review and approval of the compensation of the Chief Executive Officer, review and determination of individual elements of compensation for the Company's other executive officers, administration of long-term incentive plans for management, including the selection of the individuals to be granted awards from among those eligible to participate. At present, the executive compensation program is comprised of salary, long-term incentive opportunities in the form of restricted stock awards, cash bonuses based upon the financial performance of the Company and employee welfare benefits typically offered.

        Base Salaries.    The factors considered in determining base compensation levels for the Chief Executive Officer and the Company's other executive officers included the goals outlined above and were evaluated by the Compensation Committee to be consistent with competitive practices (including companies with comparable market valuations, lines of business and/or revenues) and level of responsibility. Based upon the Company's overall financial performance during the previous fiscal year, as well as the market performance of the Company's Common Stock, the Compensation Committee, in discussions with Mr. Anderson, President and Chief Executive Officer of the Company, determined that Mr. Anderson's annual base salary should remain at $315,000.

        Cash Bonuses.    Given the continued improvement in financial performance of the Company during the previous fiscal year, cash bonuses were awarded to the Company's executive officers, including Mr. Anderson.

        Long-Term Incentives.    The Compensation Committee believes that long-term compensation should comprise a substantial portion of each executive officer's total compensation. Long-term compensation provides incentives that encourage the executive officers to own and hold the Company's stock and tie their long-term economic interests directly to those of the Company's stockholders and rewards executives for improved performance by the Company. To date, the only long-term compensation available for use by the Compensation Committee has been the grant of awards of stock options and shares of restricted stock.

        The Compensation Committee also approved certain grants of restricted stock to certain executive officers and key employees of the Company and its subsidiaries in order to align the equity incentive awards of such executive officers and key employees with other members of their peer group within the Company and its subsidiaries. The grant of restricted stock to certain executive officers and key employees of the Company and its subsidiaries was effective as of October 25, 2002, with a vesting schedule over a period of four years from the grant date.

        During the fiscal year ended June 30, 2003, the Compensation Committee awarded 840,500 shares of restricted stock. Of that amount, 190,000 shares were issued to Named Executive Officers and to a Director of the Company.

        Other.    In addition, the executive officers participate in the Company's 401(k) Plan, which consists of elective employee salary reduction contributions and a Company match equal to 50% of employee contributions on the first 6% of employee compensation contributed.

        The Compensation Committee has reviewed the limitation on the deductibility of compensation for federal income tax purposes pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) of the Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer and the four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if specified requirements are met. The Compensation Committee currently intends to structure performance-based compensation, including restricted stock and stock option grants, if any, and annual bonuses, to executive officers who may be subject to Section 162(m) of the Code in a manner that satisfies those requirements. For the year ended June 30, 2003, none of our executive officers' compensation subject to the deductibility limits exceeded $1,000,000.

        The Compensation Committee does not anticipate awarding levels of compensation that result in such a disallowance under Section 162(m) of the Code. The Compensation Committee may authorize compensation in the future that results in amounts above the limit if it determines that such compensation is in the best interests of the Company. In addition, the limitation may affect the future grant of restricted stock, stock options or other stock awards. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) of the Code and the regulations issued thereunder, no assurance can be given, notwithstanding our efforts, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) of the Code does in fact do so.

Edwin H. Morgens, Chairman Bryan H. Lawrence Ben A. Guill

Compensation Committee Interlocks and Insider Participation

        During the fiscal year ended June 30, 2003, there were no Compensation Committee interlocks between the Company and any other entity.

PERFORMANCE GRAPH

        The graph set forth below provides an indicator of cumulative total stockholder returns on an investment of $100 in shares of our Common Stock as compared to an investment of $100 in the S&P 500 Stock Index and a "peer group" index over the period beginning April 30, 1998 and ending June 30, 2003.

	4/30/98	6/30/98	6/30/99	6/30/00	6/30/01	6/30/02	6/30/03
TransMontaigne	$100.00	$101.71	$85.90	$41.88	$39.66	$41.37	$44.31
S & P 500	$100.00	$102.27	$125.55	$134.65	$114.68	$94.05	$94.29
Peer Group(1)	$100.00	$104.64	$126.45	$126.03	$114.05	$46.45	$52.63

(1)
The peer group consists of the following issuers, each of which has been weighted according the respective issuer's stock market capitalization at the beginning of each period for which a return is indicated according to SEC requirements: Buckeye Partners, L.P., TEPPCO Partners, L.P., Kaneb Pipe Line Partners, L.P., The Williams Companies, Inc., Western Gas Resources, Inc. and GATX Corporation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On October 9, 2003, LB I Group Inc, an affiliate of Lehman Brothers Inc. ("Lehman"), a wholly-owned subsidiary of Lehman Brothers Holdings Inc., purchased from certain affiliates of First Reserve 32,095 shares of the Company's Series B Preferred Stock (the "Transaction"). In connection with the Transaction, the Company and LB I Group Inc. entered into a letter agreement, pursuant to which, the Company agreed, upon consummation of the Transaction and the fulfillment of certain other conditions, including the resignation of Mr. Guill from the Company's Board of Directors, to take all necessary actions in order to cause one designee of LB I Group Inc., to be elected to the Company's Board of Directors. LB I Group Inc. is entitled to have one designee recommended by the Company to stand for election at each meeting of the Company's stockholders at which the election of directors is on the agenda, until such time as LB I Group Inc. no longer beneficially owns at least 5% of the Company's outstanding Common Stock on an as-converted basis. In connection with the consummation of the Transaction on October 9, 2003, Mr. Guill resigned from the Company's Board of Directors and the Board of Directors, by unanimous written consent, elected David J. Butters, the LB I Group Inc. designee, to the Board of Directors effective October 9, 2003. Mr. Butters has been nominated by the Nominating and Corporate Governance Committee to stand for re-election at the Annual Meeting of Stockholders scheduled for May 6, 2004. LB I Group Inc. also became party to a registration rights agreement whereby it has the right to require the Company to register its shares under the Securities Act of 1933.

        Effective December 31, 2002, Mr. Harold R. Logan, Jr. resigned as Executive Vice President and Chief Financial Officer of the Company. Effective January 1, 2003, Mr. Logan entered into a Consulting Agreement ("Agreement") with the Company pursuant to which Mr. Logan agreed to perform certain financial and banking consulting services for the Company for a period of two years ("Initial Term"), after which the Agreement is automatically renewed for additional terms of one (1) year each ("Renewal Term"), unless earlier terminated by either party upon written notice to the other party at least ninety (90) days prior to the end of the Initial Term or any Renewal Term. The Consulting Agreement provides annual compensation to Mr. Logan of $100,000 for the first year of services and $75,000 for the second year of services. Thereafter, compensation shall be as mutually agreed between Mr. Logan and the Company. Mr. Logan has agreed to continue as a member of the Company's Board of Directors and to serve as Chairman of the Finance Committee of the Board.

        Mr. Logan is also a Director of Lion Oil Company, in which the Company owns an 18.04% ownership interest. The Company purchased $15,490,854 of refined petroleum products from and sold $2,447,231 of refined petroleum products to Lion Oil Company in the year ended June 30, 2003, all of which product purchases and sales were made at market prices negotiated between the Company and Lion Oil Company or through independent brokers. The Company believes the prices paid by and to Lion Oil Company were comparable to prices that would have been paid by and to independent third parties.

        During the 2003 fiscal year, the Company paid $252,453 to Arapahoe Development, Inc. ("Arapahoe"), owned by Cortlandt S. Dietler, Chairman of the Board of Directors and Chairman of the Company, for flights aboard an aircraft owned by Arapahoe. The Company believes that the prices paid for those flights were competitive with rates charged by other aircraft leasing companies for similar services.

        Pursuant to certain agreements, partnerships managed by First Reserve, Yorktown Energy Partners, L.P. and other venture capital funds managed by, and shares owned by, officers of Dillon, Read & Co. Inc., and Waterwagon & Co., nominee for Merrill Lynch Growth Fund for Investment and Retirement, have the right to require the Company to register their shares under the Securities Act of 1933.

        The Company has agreed to take all action necessary to cause one Director designated by affiliates of First Reserve from time to time to be elected to the Company's Board of Directors so long as their ownership of the Company's Common Stock outstanding is at least 10%. The affiliates of First Reserve have designated John A. Hill as their nominee for Director. Previous to the October 9, 2003 Transaction between First Reserve and LB I Group Inc. described above, the affiliates of First Reserve had the right to designate two Directors.

        During the 2003 fiscal year, the Company purchased $31,592,134 of refined petroleum products from and sold $26,157,180 of refined petroleum products to Louis Dreyfus Energy Services, an affiliate of Dreyfus, all of which purchases and sales were made at market prices negotiated between the Company and the Dreyfus affiliate, or through independent brokers. The Company believes the prices paid by and to the Dreyfus affiliate were comparable to prices that would have been paid by and to independent third parties.

        In October 1998, the Company purchased, among other things, certain terminaling properties from Louis Dreyfus Corporation pursuant to a stock purchase agreement. Dreyfus has paid to the Company approximately $1,350,000 since the closing of the transaction as indemnification under the stock purchase agreement for certain environmental expenses, including approximately $437,000 since June 30, 2002. Also, pursuant to such stock purchase agreement, the Company agreed to take all action necessary to cause one Director designated by Dreyfus from time to time to be elected to the Company's Board of Directors as long as its ownership in the Company's Common Stock outstanding is at least 10%. Peter B. Griffin, who had been Dreyfus' designee to serve as a member of the Board of Directors, resigned from the Board of Directors, effective January 28, 2004. Subsequently, Dreyfus notified the Company that it has elected at this time not to exercise its contractual right to designate another person to serve on the Board of Directors and to stand for election at the Annual Meeting of Stockholders. Dreyfus has further agreed to provide the Company with at least thirty days prior written notice of its intent to exercise such right in the future and identify the proposed designee in such notice. Pursuant to a registration rights agreement entered into between the Company and Dreyfus contemporaneously with the stock purchase agreement, Dreyfus and each entity at least eighty percent owned, directly or indirectly by S.A. Louis Dreyfus et Cie., has the right to require the Company to register their shares under the Securities Act of 1933.

        On June 30, 2003, the Company redeemed all of the outstanding shares of its Series A Preferred Stock and warrants to purchase Common Stock in exchange for an aggregate cash payment of approximately $24.4 million. In connection with the redemption of the Series A Preferred Stock, the Company repurchased approximately 13,567 shares of Series A Preferred Stock and warrants to purchase 500,025 shares of Common Stock from Vencap Holdings (1987) Pte. Ltd. ("Vencap") for cash consideration of approximately $13.6 million and repurchased approximately 10,853 shares of Series A Preferred Stock and warrants to purchase 400,020 shares of Common Stock from Vestar Capital Partners III, L.P. ("Vestar") for cash consideration of approximately $10.8 million. Prior to this redemption, each of Vencap and Vestar owned greater than 5% of the Company's Common Stock (on an as-converted basis) but fell below such threshold as a result of this transaction.

        In addition, pursuant to an antidilution agreement, if the Company issues Common Stock or certain securities convertible into Common Stock, Waterwagon & Co., nominee for Merrill Lynch Growth Fund for Investment and Retirement, has the right to purchase additional shares of Common Stock in order to maintain its percentage ownership of the Company's outstanding Common Stock. The purchase price of such shares will be based on the market price of the Common Stock at the time of the offering giving rise to the right of Waterwagon & Co. to purchase additional Common Stock. Under the antidilution agreement, the Company may be required to register such shares pursuant to a registration statement under the Securities Act of 1933.

        All related party transactions are subject to review and oversight by the Company's Audit Committee.

REPORT OF THE AUDIT COMMITTEE

        At four meetings during the fiscal year ended June 30, 2003, the Audit Committee reviewed and discussed the Company's financial statements filed with the Securities and Exchange Commission for each quarter during the fiscal year ended June 30, 2003 with the Company's independent auditors, as well as with Company officers and employees who are responsible for financial reporting, accounting, internal controls and legal matters. The Audit Committee's agenda is established by the Chairman of the Audit Committee. The Audit Committee met in private executive sessions at each of its meetings with the independent auditors at which discussions of the Company's financial management, accounting and internal controls took place outside the presence of the Company's management.

        In addition to its other responsibilities, the Audit Committee recommends the appointment of the independent auditors to the Board of Directors, and reviews and approves the scope of and fees related to the audit. The Audit Committee monitors the activities and performance of the Company's external auditors, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee has ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining the independence of the Company's auditors and determined that it is compatible.

        The Audit Committee received and reviewed the written disclosures from the Company's independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

        Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees.

        Based upon the reviews and discussions referred to above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2003, as amended, filed with the Securities and Exchange Commission.

        In accordance with the rules of the Securities and Exchange Commission, the foregoing information, which is required by paragraphs (a) and (b) of Regulation S-K Item 306, shall not be deemed to be "soliciting material," or to be "filed" with the Commission or subject to the Commission's Regulation 14A, other than as provided in that Item, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Walter P. Schuetze (Chairman) Peter B. Griffin(1) Ben A. Guill

(1)
Mr. Griffin resigned as a member of the Board of Directors, effective January 28, 2004.

Audit Fees

DISCLOSURE OF FEES PAID OR ACCRUED FOR KPMG LLP
DURING THE YEARS ENDED DECEMBER 31:

	2003	2002
Audit fees:
Audit fees and quarterly reviews	540,130	521,409
Comfort letter/Consents	138,094	—

	678,224	521,409
Audit-related fees:
Employee benefit plan	12,000	28,600
Audit of Razorback subsidiary	—	10,900

	12,000	39,500
Tax fees	—	—
All other fees	—	—

Total fees	690,224	560,909

        During fiscal year 2003, the Audit Committee, acting through its Chairman, engaged KPMG LLP to provide assistance with regard to the preparation and filing of the Company's registration statement on Form S-4 with respect to the Company's Senior Subordinated 9 1/8% Notes and the issuance of related comfort letters and consents and audit of the Company's employee benefit plan.

        The fees related to the above-described audit related and non-audit services did not exceed 50% of the annual audit fee and such fees were reported to and approved by the full Audit Committee at its regularly scheduled meeting. The Audit Committee will annually evaluate the types of audit and non-audit services (permitted by law) which may be entered into with pre-approval authority granted by the Audit Committee, subject to certain limits, and will grant that authority, if appropriate, pursuant to a resolution of the Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Reporting Persons") to file with the SEC and the American Stock Exchange initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file reports by those due dates. Reporting Persons are also required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended June 30, 2003, all Section 16(a) filing requirements applicable to such Reporting Persons were complied with, except with respect to a late Form 4 for one transaction by Mr. Dickey.

APPROVAL OF TRANSMONTAIGNE INC.
AMENDMENT OF CERTIFICATE OF INCORPORATION

Description of the Proposed Amendment and Vote Required.

        On September 26, 2003, the Board of Directors unanimously adopted resolutions approving a proposal to amend Section 5.1 of Article IV of the Restated Certificate of Incorporation in order to increase the number of shares of Common Stock which the Company is authorized to issue from 80,000,000 shares, par value $0.01 per share, to 150,000,000 shares, par value $0.01 per share.

        The Board of Directors determined that this amendment is advisable and directed that the proposed amendment be considered at the Annual Meeting of Stockholders to be held May 6, 2004. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company and the holders of a majority of the Series B Preferred based upon the number of shares of Common Stock into which the shares of Series B Preferred are convertible is required to approve the proposed amendment, voting together as a single class.

        The proposed amendment of Section 5.1 of Article IV of the Restated Certificate of Incorporation reads in its entirety as follows:

          "5.1    The total number of shares that the Corporation shall have authority to issue is 152,000,000 shares, of which 150,000,000 shares shall be common stock, each with a par value of $0.01 ("Common Stock"), and 2,000,000 shares shall be preferred stock, each with a par value of $0.01 ("Preferred Stock")."

Purposes and Effects of Increasing the Number of Authorized Shares of Common Stock

        The additional 70,000,000 shares of Common Stock would be a part of the existing class of Common Stock, and if and when issued, would all have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock of the Company are not entitled to preemptive rights or cumulative voting.

        The number of shares of authorized Common Stock was last increased on December 18, 1998, when the stockholders approved an Amendment to the Certificate of Incorporation increasing the authorized shares of Common Stock from 40,000,000 shares to the present 80,000,000 shares. As of February 29, 2004, 41,086,506 shares are issued and outstanding; 11,043,939 shares are reserved for issuance upon conversion of the Company's Series B Preferred; and 2,999,279 shares are reserved for issuance under the Company's 1997 Equity Incentive Plan, and 21,905 shares are subject to miscellaneous reserves resulting in 25,245,347 shares of Common Stock which are currently uncommitted.

        The Board of Directors believes that it is in the Company's best interest to increase the number of authorized but unissued shares of Common Stock in order to have additional shares available to meet future business needs as they arise. The Board of Directors believes the availability of these additional shares will provide the Company with the flexibility to issue Common Stock or securities that are convertible into Common Stock for a variety of purposes the Board of Directors may deem advisable without further action by stockholders, unless required by law, regulation or the rules of the American Stock Exchange. These purposes could include, among other things, the sale of Common Stock or securities that are convertible into Common Stock to obtain additional funding, the purchase of property, the acquisition of other companies, the use of additional shares for various equity compensation and other employee benefit plans, the declaration of stock splits or distributions, and other bona fide corporate purposes. The Company has no current plans, understandings, agreements or commitments to issue any portion of the additional authorized shares that would result from the proposed amendment to the Company's Restated Certificate of Incorporation.

        In the event the stockholders approve this amendment, the Board of Directors currently intends to file a Certificate of Amendment with the Secretary of State of the State of Delaware as soon as practicable following such stockholder approval. If the stockholders do not approve this amendment, the existing Restated Certificate of Incorporation will remain in effect.

Recommendation of the Board of Directors.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

ANNUAL REPORT/CORPORATE GOVERNANCE DOCUMENTS

        THE ANNUAL REPORT ON FORM 10-K/A-2 OF THE COMPANY FOR THE FISCAL YEAR ENDED JUNE 30, 2003 AND THE COMPANY'S MOST RECENT QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED DECEMBER 31, 2003 ACCOMPANY THIS PROXY STATEMENT AND HAVE BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. NEITHER THE 2003 ANNUAL REPORT, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS, NOR THE QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED DECEMBER 31, 2003 FORMS ANY PART OF THE MATERIALS FOR THE SOLICITATION OF PROXIES. STOCKHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K/A-2 (WITHOUT EXHIBITS) SHOULD ADDRESS A WRITTEN REQUEST TO ERIK B. CARLSON, SECRETARY, TRANSMONTAIGNE INC., 1670 BROADWAY, SUITE 3100, DENVER, COLORADO 80202. THE COMPANY WILL PROVIDE COPIES OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K/A-2 UPON PAYMENT OF A REASONABLE FEE.

        THE COMPANY WILL PROVIDE COPIES OF ITS CORPORATE GOVERNANCE GUIDELINES, CODE OF BUSINESS CONDUCT AND ETHICS, CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS AND RESPECTIVE CHARTERS OF THE AUDIT, COMPENSATION AND NOMINATING AND CORPORATE GOVERNANCE COMMITTEES WITHOUT COST TO ANY STOCKHOLDER OF THE COMPANY UPON RECEIPT OF WRITTEN REQUEST TO THE SECRETARY AT THE ADDRESS NOTED ABOVE. ALL SUCH CORPORATE GOVERNANCE DOCUMENTS ARE ALSO AVAILABLE ON THE COMPANY'S WEBSITE (www.transmontaigne.com).

STOCKHOLDER PROPOSALS AND OTHER MATTERS

        The Company currently anticipates that its regularly scheduled 2004 Annual Meeting of Stockholders will be held on or about November 18, 2004. Any proposal intended to be presented by a stockholder at the 2004 Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company's principal office no later than June 18, 2004 in order to be considered for inclusion in the Company's Proxy Statement and form of Proxy for that meeting. For any proposal a stockholder wishes to bring before the 2004 Annual Meeting of Stockholders but for which such stockholder does not seek to have a written proposal included in the Company's Proxy Statement relating to such meeting, if the Company does not receive notice of such proposal on or prior to September 3, 2004, the proxies solicited on behalf of the Company's Board of Directors will confer discretionary authority to vote with respect to such proposal.

        The Board of Directors knows of no other business to be presented at the Annual Meeting, but if other matters do properly come before the Annual Meeting, it is intended that the persons named in the proxies will have discretionary authority to vote the shares thereby represented in accordance with their best judgment.

        KPMG LLP has been selected to serve as the Company's independent public auditors for the fiscal year ending June 30, 2004. The Company anticipates that a representative of KPMG LLP will be present at the Annual Meeting. Such representative will have an opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions.

        Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee may do so under the circumstances set forth in the Company's Corporate Governance Guidelines and if the stockholder meets the qualifications set forth in the Company's Corporate Governance Guidelines. Recommendations must be submitted in writing to the Secretary of the Company, 1670 Broadway, Suite 3100, Denver, Colorado 80202. Submissions must include sufficient biographical information concerning the recommended individual, including age, employment and board memberships (if any), for the Nominating and Corporate Governance Committee to consider. The submission must be accompanied by a written consent by the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Recommendations meeting the criteria set forth in the Corporate Governance Guidelines received by June 18, 2004, will be considered for nomination at the 2004 Annual Meeting of Stockholders.

        THE ENCLOSED PROXY SHOULD BE COMPLETED, DATED, SIGNED AND RETURNED IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PROMPT MAILING OF THE PROXY WILL BE APPRECIATED.

By Order of the Board of Directors

Erik B. Carlson Secretary

April 5, 2004

APPENDIX A

Amended and Restated Charter of the Audit Committee of the Board of Directors
of
TransMontaigne Inc.
March 2004

Purpose

        The management of TransMontaigne Inc. (the "Corporation") is responsible for the preparation, integrity and objectivity of the Corporation's financial statements and for establishing and maintaining a system of internal accounting and disclosure controls. It is the responsibility of the independent auditors to express an opinion as to the conformance of the Corporation's financial statements with generally accepted accounting principles based upon their audit.

        The Audit Committee is a standing committee of the Board of Directors (the "Board"). Its primary function is to assist the Board in fulfilling its oversight responsibilities relating to the Corporation's financial statements and other financial information; compliance with applicable laws, rules, regulations, and the Corporation's Code of Business Conduct and Ethics and Code of Ethics for Senior Financial Officers; the independence and qualifications of the Corporation's independent auditors; management's establishment of and adherence to a system of internal accounting and disclosure controls; and the performance of the Corporation's independent auditors. The Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Corporation and may retain, at the Corporation's expense, outside counsel, auditors or other experts deemed necessary by the Audit Committee to assist it.

Membership

        The Audit Committee shall be composed of not fewer than three, nor more than five non-management members of the Board, as determined by resolution of the Board, all of whom in the judgment of the Board meet the standards of independence and other qualifications specified in Rule 10A-3 of the Securities and Exchange Commission (the "SEC"), and any rule that succeeds or replaces Rule 10A-3 and the American Stock Exchange or such other national securities exchange upon which the Corporation's securities may at that time be listed (the "Exchange"). Members shall be elected annually by the Board for terms of one year, or until their successors shall be duly elected and qualified. All members of the Audit Committee must satisfy any financial literacy requirements of the SEC and the Exchange. In addition, at least one member of the Audit Committee shall meet the requirements of and be considered an "Audit Committee Financial Expert" as defined by the SEC and "financially sophisticated," as defined by the Exchange. No Audit Committee member may simultaneously serve on the audit committees of more than three public companies unless the Board shall determine that such simultaneous service would not impair such member's ability to serve effectively on the Corporation's Audit Committee, which determination, if made, shall be disclosed by the Corporation in the manner required by the SEC and the Exchange.

Authority and Responsibilities

        The following shall be the usual recurring activities of the Audit Committee to assist the Board in fulfilling the oversight responsibilities described above. The Audit Committee may modify these activities (consistent with the requirements of the SEC and the Exchange) as particular circumstances warrant.

        Specifically, the Audit Committee shall:

  •
  Provide a direct and independent line of communication between the internal auditor, if any, the independent auditors, and the Board.

  •
  Report regularly to the Board regarding any issues that arise with respect to the Corporation's financial statements or other financial information, compliance with applicable laws, rules, regulations, and the Corporation's Code of Business Conduct and Ethics and Code of Ethics for Senior Financial Officers; the independence and qualifications of the Corporation's independent auditors; and the performance of the Corporation's independent auditors.

  •
  Be directly responsible for the appointment, compensation, retention and oversight of the Corporation's independent auditors and each other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, in each case in a manner that is consistent with the standards of independence and other qualifications established by applicable laws, rules and regulations of the SEC and the Exchange. The Corporation's independent auditors and each such other registered public accounting firm shall report directly to the Audit Committee.

  •
  Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed by the Corporation's independent auditors, subject to any de minimis or other exception permitted under applicable laws, rules and regulations of the SEC and the Exchange.

  •
  At least annually, obtain and review a report by the independent auditors describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

  •
  Review and confirm the independence of the independent auditors by (1) obtaining written statements (as set forth in Independence Standards Board Standard No. 1) from the Corporation's independent auditors concerning any relationships between the auditors and the Corporation or any other relationships, including the provision of non-audit services, that may adversely affect the independence of the auditors; (2) actively engaging the independent auditors in a dialogue with respect to any disclosed relationships for services that may impact the objectivity and independence of the independent auditors; and (3) assessing the independence of the Corporation's independent auditors.

  •
  Set clear policies regarding the hiring by the Corporation of employees or former employees of the Corporation's independent auditors.

  •
  Review, in consultation with the Corporation's independent auditors, the scope and plan of the external audit and the scope and plan of the work to be done with respect to internal financial procedures and controls.

  •
  Discuss with management and the independent auditors the effect of regulatory and accounting initiatives.

  •
  Receive periodic reports from the Chief Financial Officer or the Controller on accounting developments and issues, particularly those for which there is a proposal for significant change.

  •
  Discuss earnings press releases (including the use of non-GAAP financial measures) prior to their release.

  •
  Review with management and the Corporation's independent auditors:

  —
  The Corporation's annual and quarterly financial statements and related footnotes and the independent auditors' report thereon, including the effect of off-balance sheet structures on the Corporation's financial statements and disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation's annual and quarterly reports to be filed with the SEC.

  —
  Any significant difficulties or disputes with management encountered by the independent auditors during the course of the audit or interim reviews and any instances of second opinions sought by management.

  —
  Any significant findings and recommendations made by the independent auditors with respect to the Corporation's financial policies, procedures and internal accounting controls, together with management's responses thereto;

  —
  The form of opinion the independent auditors propose to render to the Board and the Audit Committee and stockholders;

  —
  The critical accounting policies and estimates used in preparing the financial statements of the Corporation.

  —
  Other material written communications between the Corporation's independent auditors and management, such as any management letter or schedule of unadjusted differences.

  —
  All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Corporation's independent auditors.

  —
  Any certification by the Corporation's senior executive and financial officers regarding the financial statements and other financial information of the Corporation to be filed with the SEC.

  —
  Any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal accounting and disclosure controls.

  —
  Other matters related to the conduct of the external audit, which are required to be communicated to the Audit Committee under Statement on Auditing Standards (SAS) No. 61 and SAS No. 100, as the same may be amended in the future.

  —
  Other matters related to the Corporation's interim financial results to be included in the quarterly reports to be filed with the SEC and the matters to be communicated under SAS No. 100, as the same may be amended in the future.

  •
  Consider and review with management and the independent auditors, the effectiveness of the Corporation's system of internal controls over financial reporting, disclosure controls and procedures, and the safeguarding of assets, including any significant deficiencies which could adversely affect the Corporation's ability to record, process, summarize and report financial data.

  •
  Review in private discussion with the independent auditors whether there have been (and, if so, the nature of) any audit problems or difficulties and any related responses by management. This review shall include:

  —
  Confirmation that management is not placing any restrictions on the scope of the independent auditors' work or their access to information;

  —
  Inquiry as to any accounting adjustments noted or proposed by the independent auditors but "passed" (as immaterial or otherwise) and any communications between the audit team and the audit firm's national office regarding auditing or accounting issues raised in connection with the Corporation's audit; and

  —
  Discussion of any "management" or "internal control" letters issued or proposed to be issued by the independent auditors to the Corporation, as well as any other material written communications between the independent auditors and management that the independent auditors or management bring to the Audit Committee's attention.

  •
  Establish procedures for processing complaints regarding accounting, internal controls, or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters or discrimination or harassment alleged to result from employees' complaints regarding such matters.

  •
  Inquire of management, the Corporation's independent auditors and the General Counsel about the Corporation's risk assessment and risk management policies, including the Corporation's major financial risk exposure and the steps management has taken to monitor and mitigate such risks, as they relate to the Corporation's refined petroleum products trading and hedging strategy and activities relating to the management of all transactions involving refined petroleum products, including forward purchases and sales of wholesale and retail physical product, exchange traded futures and options, over the counter options and swaps.

  •
  Review and investigate any matters pertaining to the integrity of management, conflicts of interest, or adherence to standards of business conduct as required by the Corporation's policies.

  •
  Obtain advice and assistance from the Corporation's General Counsel and outside legal, accounting and other advisors regarding compliance with laws, regulations and internal procedures, and contingent liabilities that may be material to the Corporation. The Audit Committee shall have the authority to engage independent counsel and other advisors, as it determines necessary to carry out its duties. The Corporation shall provide the Audit Committee with appropriate funding, as determined by the Audit Committee in its capacity as a committee of the Corporation's Board for payment of (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, (2) compensation to any independent counsel or other advisors engaged by the Audit Committee, and (3) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

  •
  Review, prior to submission, all certification letters and other documents required to be submitted by the Corporation to the Exchange concerning the composition of the Audit Committee, the Charter of the Audit Committee, or related matters.

  •
  Review the Audit Committee Charter periodically to ensure that it meets all applicable legal and Exchange requirements, and recommend any necessary or desirable revisions to the Board.

  •
  Prepare the report of the Audit Committee required by the rules of the SEC to be included in the Corporation's annual Proxy Statement.

  •
  Conduct a self-evaluation of the Audit Committee's performance at least annually.

  •
  Oversee compliance with the Corporation's policies, the Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers including:

  —
  Confirmation that the Corporation's policies, the Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers are formalized in writing and that procedures are in place to communicate such policies and codes to appropriate management, supervisory and other key employees.

  —
  Periodic review of the Corporation's policies, the Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers, with particular focus on related party transactions and conflicts of interest involving, directly or indirectly, any director or executive officer, and consider whether any changes are needed.

  —
  Review of the program for monitoring compliance with the Corporation's policies, the Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers, and obtaining periodic updates from management regarding compliance.

  —
  Evaluation, approval, and monitoring on an ongoing basis of any related party transactions covered by the Corporation's policies, the Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers.

  —
  Determination of whether to grant any waivers of or approve any other deviations from the Corporation's policies, the Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers, and documenting and monitoring any such approval or waiver.

  •
  Evaluate annually whether the Corporation should change its independent auditors or the partner in charge of performing or reviewing the Corporation's audit or other audit team personnel. Such evaluation shall be based on all relevant circumstances known to the Audit Committee, including qualifications of and quality of services performed by the independent auditing firm and the primary audit partner, opinions of the Corporation's management regarding the independent auditors, length of tenure, factors having the potential to impact objectivity, the SEC requirement to rotate at least every five years the primary audit partner in charge of performing (or overseeing the performance of) the Corporation's audit and the primary audit partner in charge of reviewing the Corporation's audit, the possible desirability of regular rotation of the independent auditing firm, any reported issues regarding the independent auditing firm's internal controls or audits of other companies, and the independent auditing firm's efficiencies and relevant expertise regarding the Corporation. The Audit Committee shall present to the Board a summary of the Audit Committee's evaluation and conclusions.

Meetings

        The Audit Committee shall convene on at least a quarterly basis with and without management present. Such quarterly meetings, in any event, shall be held following the end of each fiscal quarter of the Corporation prior to the release of quarterly or annual earnings to review the financial results of the Corporation for the preceding fiscal quarter, or preceding fiscal year, as applicable. Quarterly and other meetings of the Audit Committee may be called by the Chairman of the Audit Committee, the Chairman of the Board, the Chief Executive Officer, or the Chief Financial Officer of the Corporation. All meetings and other actions of the Audit Committee shall be held and taken pursuant to the bylaws of the Corporation, including those governing notice of meetings and waiver thereof, and the number of Audit Committee members required to take action at meetings and by written consent and other related matters. On a regular basis, the Audit Committee shall convene with the Corporation's independent auditors without management present. The Audit Committee may request any officer, employee or advisor of the Corporation to participate in an Audit Committee meeting or to meet with any members of, or advisors to, the Audit Committee.

        If a Chairman of the Audit Committee is not designated or present, the members of the Audit Committee present at the meeting may designate a Chairman by majority vote. A majority of the members present at a meeting shall constitute a quorum to properly convene a meeting. The Audit Committee Chairman, in consultation with the Corporation's Chief Financial Officer, other Audit Committee members and the Corporation's independent auditors, shall prepare and circulate among the members an agenda in advance of each quarterly meeting.

Reporting

        Formal meeting minutes shall be maintained, distributed to Committee members, and filed with the Corporation's Secretary. In addition, the Chairman of the Audit Committee shall provide regular reports to the Board.

APPENDIX B

Charter of the Compensation Committee of the Board of Directors
of
TransMontaigne Inc.
March 2004

1.     Purpose

        The Compensation Committee ("Committee") shall evaluate the compensation of the executive officers of the Corporation and its affiliates (and their performance relative to their compensation) and assure that they are compensated effectively in a manner consistent with the stated compensation strategy of the Corporation, internal equity considerations, competitive practice, and the requirements of the appropriate regulatory bodies. The Committee also shall administer and implement the Corporation's incentive compensation and equity based plans and communicate to stockholders regarding the Corporation's compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission. In addition, the Committee shall evaluate and make recommendations to the Board of Directors ("Board") of the Corporation regarding the compensation of the directors, including their compensation for services on Board committees.

2.     Membership and Qualification

        The Committee shall consist of not less than two, nor more than five, independent directors as defined in and determined pursuant to the Corporation's Corporate Governance Guidelines and applicable laws, rules and regulations. The Committee members shall be elected annually by the Board for terms of one year, or until their successors shall be duly elected and qualified. The Board, upon recommendation by the Nominating and Corporate Governance Committee, may remove any Committee member at any time. Unless a Committee Chairman is elected by the full Board, the Committee members may designate a Chairman consistent with any recommendation of the Nominating and Corporate Governance Committee.

        In addition to satisfying the requirements necessary to be independent directors, each member of the Committee also shall satisfy all requirements necessary from time to time to be "disinterested directors" under SEC Rule 16b-3 and qualified "outside directors" under Section 162(m) of the Internal Revenue Code and related regulations, all as amended from time to time.

3.     Meetings and Other Actions

        The Committee will meet at least once a year and at such additional times as may be necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee, the Chairman of the Board, or the Chief Executive Officer of the Corporation. All meetings of and other actions by the Committee shall be held and taken pursuant to the Bylaws of the Corporation, including Bylaw provisions governing notice of meetings and waiver thereof, the number of Committee members required to take actions at meetings and by written consent, and other related matters.

  •
  Unless otherwise authorized by the Nominating and Corporate Governance Committee, the Committee shall not delegate any of its authority to any subcommittee.

  •
  Reports of meetings of and actions taken at meetings or by consent by the Committee since the most recent Board meeting (except to the extent covered in an interim report circulated to the Board) shall be made by the Committee Chairman, or his or her delegate to the Board at its next regularly scheduled meeting following the Committee meeting or action and shall be accompanied by any recommendations from the Committee to the Board. In addition, the

    Committee Chairman, or his or her delegate shall be available to answer any questions the other directors may have regarding the matters considered and actions taken by the Committee.

4.     Goals, Responsibilities and Authority

        In carrying out its purpose, the Committee shall have the following responsibilities and authority (it being understood that the Committee may condition its approval of any compensation on Board ratification to the extent so required to comply with applicable tax law such as Section 162(m) of the Internal Revenue Code):

  •
  Review from time to time, modify if necessary, and approve: (a) the Corporation's corporate goals and objectives relevant to executive compensation and (b) the structure of the Corporation's executive compensation to ensure that such structure is appropriate to achieve the Corporation's objectives of rewarding the Corporation's executive officers appropriately for their contributions to the Corporation's growth and profitability and the Corporation's other goals and objectives and linking the interests of the Corporation's executive officers to the long-term interests of the Corporation's stockholders through a mix of long- and short-term incentives and features that include downside risk as well as upside potential.

  •
  Annually evaluate the compensation (and performance relative to compensation) of the Chief Executive Officer and determine the amounts and individual elements of total compensation for the Chief Executive Officer consistent with the Corporation's corporate goals and objectives and communicate in the annual Compensation Committee report to stockholders the factors and criteria on which the Chief Executive Officer's compensation for the last year was based, including the relationship of the Corporation's performance to the Chief Executive Officer's compensation.

  —
  In determining the long-term incentive component of the Chief Executive Officer's compensation, the Committee should consider the Corporation's performance and relative stockholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to the Corporation's Chief Executive Officer in prior years.

  •
  Annually evaluate (in conjunction with the Chief Executive Officer) the compensation (and performance relative to compensation) of other executive officers of the Corporation and approve the individual elements of total compensation for each such person and communicate in the annual Compensation Committee report to stockholders the specific relationship of the Corporation's performance to executive compensation.

  •
  Periodically evaluate the terms and administration of the Corporation's annual and long-term incentive plans to assure that they are structured and administered in a manner consistent with the Corporation's goals and objectives as to participation in such plans, target annual incentive awards, corporate financial goals, actual awards paid to the Corporation's executive officers, and total funds reserved for payment under the compensation plans.

  •
  Administer and periodically evaluate (and approve any proposed amendments to) existing incentive compensation and equity-related plans and evaluate and approve the adoption of any new incentive compensation or equity-related plans and determine when it is necessary (based on advice of counsel) or otherwise desirable: (a) to modify, discontinue or supplement any such plans; or (b) to submit such amendment or adoption to a vote of the Board and/or the Corporation's stockholders.

  •
  Periodically evaluate the compensation of directors, including for service on Board committees and taking into account the compensation of directors at other comparable companies. Make recommendations to the Board regarding any adjustments in director compensation that the Committee considers appropriate.

  •
  Approve annual retainer and meeting fees, if any, for service as a member of the Board, service by the Board members as members and chairman of committees of the Board and fix the terms and awards of any stock compensation for members of the Board.

  •
  Approve revisions to the Corporation's executive salary range structure, annual salary increase guidelines, and discuss all such compensation arrangements with the Chief Executive Officer.

  •
  Have sole authority to retain and terminate any compensation consultant engaged to assist in evaluating the compensation of the Corporation's directors, Chief Executive Officer or other executive officers and to approve such consultant's fees and other terms of retention.

  •
  Perform an annual self-evaluation of the Committee's performance and annually reassess the adequacy of and, if appropriate, propose to the Board, any desired changes in, the Committee's Charter.

  •
  Perform such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board of the Corporation and/or the Chairman of the Board, or as designated in benefit plan documents.

APPENDIX C

Charter of the Nominating and Corporate Governance Committee
of
TransMontaigne Inc.
March 2004

1.     Purpose

        The purpose of the Nominating and Corporate Governance Committee ("Committee") shall be to assist the Board of Directors ("Board") of TransMontaigne Inc. ("Corporation") in identifying qualified individuals to become Board members, in determining the composition of the Board and its committees, in monitoring a process to assess Board effectiveness and in developing and implementing the Corporation's Corporate Governance Guidelines and policies.

2.     Membership and Qualification

        The Committee shall consist of not less than two, nor more than five, independent directors determined in accordance with applicable laws, rules and regulations, including the applicable rules of the American Stock Exchange or such other national securities exchange on which the Corporation's securities may at the time be listed (the "Exchange"). The Committee members shall be elected by the Board annually for terms of one year, or until their successors shall be duly elected and qualified. The Board may remove any Committee member at any time. Unless a Committee Chairman is elected by the full Board, the Committee members may designate a Chairman.

3.     Meetings and Other Actions

        The Committee shall meet at least once a year and at such additional times as may be necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee, the Chairman of the Board, or the Chief Executive Officer of the Corporation. All meetings of and other actions by the Committee shall be held or otherwise taken pursuant to the Corporation's bylaws, including bylaw provisions governing notices of meetings, waivers thereof, the number of Committee members required to take actions at meetings or by written consent, and other related matters.

  •
  Unless otherwise authorized by an amendment to this Charter, the Committee shall not delegate any of its authority to any subcommittee; provided, however, that the Committee may designate specific tasks, such as conducting interviews, reviewing resumes, reviewing or preparing reports and similar tasks, to any member or group of members of the Committee as the Committee may deem necessary or desirable for carrying out its duties.

  •
  Reports of meetings of and actions taken at meetings or by consent by the Committee since the most recent Board meeting (except to the extent covered in an interim report circulated to the Board) shall be made by the Committee Chairman, or his or her delegate to the Board at its next regularly scheduled meeting following the Committee meeting or action and shall be accompanied by any recommendations from the Committee to the Board. In addition, the Committee Chairman, or his or her delegate shall be available to answer any questions the other directors may have regarding the matters considered and actions taken by the Committee.

4.     Goals, Responsibilities and Authority

        In carrying out its mission, the Committee shall have the following goals, responsibilities and authority:

  Board of Directors

A.
To participate in the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval at the Annual Meeting of Stockholders.

B.
To receive, review, evaluate, and, if appropriate, recommend to the Board for election to the Board, director nominees submitted to the Committee by stockholders in accordance with the policies and procedures set forth in the Corporation's Corporate Governance Guidelines.

C.
To review the Board's committee structure and to recommend to the Board for its approval directors to serve as members of each committee. The Committee shall review and recommend committee slates annually and shall recommend additional committee members to fill vacancies as needed.

D.
To develop and recommend to the Board for its approval a set of corporate governance guidelines. The Committee shall review the corporate governance guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

E.
To develop and recommend to the Board for its approval an annual self-evaluation process of the Board and its committees. The Committee shall oversee the annual self-evaluations.

F.
Evaluate periodically the desirability of and recommend to the Board any changes in the size and composition of the Board.

G.
Select and evaluate directors in accordance with the general and specific criteria set forth below, or determined as provided below:

•
General Criteria.    Director selection should include a number of independent directors sufficient to satisfy the minimum proportion of independent directors to total directors required by applicable laws, rules or regulations, including applicable rules of the Exchange, and such independent directors should have appropriate skills, experiences and other characteristics to provide qualified persons to fill all Board committee positions required to be filled by independent directors. Subject to the right of the Committee and the Board to decide otherwise when deemed appropriate, the Chief Executive Officer of the Corporation generally should be a director and, depending on the circumstances, certain other members of management, as well as certain individuals having relationships with the Corporation that prevent them from being independent directors, may be appropriate members of the Board. Each director should:

—
Be an individual of the appropriate character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;

—
Be free of any material conflict of interest that would violate any applicable law, rule or regulation, or interfere with the proper performance of the responsibilities of a director;

—
Be willing and able to devote sufficient time to the affairs of the Corporation and be diligent in fulfilling the responsibilities of a director and Board committee member (including developing and maintaining sufficient knowledge of the Corporation and its industry; reviewing and analyzing reports and other information important to Board and committee responsibilities; preparing for, attending and participating in Board and committee meetings; and satisfying appropriate orientation and continuing education guidelines); and

    —
    Have the capacity and desire to represent the interests of the stockholders as a whole and not primarily a special interest group or constituency.

  •
  Specific Criteria.    In addition to the foregoing general criteria, the Committee shall develop, reevaluate at least annually and modify as appropriate a set of specific criteria outlining the skills, experiences (whether in business or in other areas such as public service, academia or scientific communities), particular areas of expertise, specific backgrounds, and other characteristics that should be represented on the Board to enhance the effectiveness of the Board and Board committees.

  —
  These specific criteria should take into account any particular needs of the Corporation based on its business, size, ownership, growth objectives, community, customers and other characteristics and shall be adjusted and refocused as these characteristics change and evolve.

H.
Evaluate each new director candidate and each incumbent director before recommending that the Board nominate or re-nominate such individual for election or reelection (or that the Board elect such individual on an interim basis) as a director based on the extent to which such individual meets the general criteria above and will contribute significantly to satisfying the overall mix of specific criteria identified above and remedying any deficiencies therein.

  •
  Each annual decision to re-nominate incumbent directors should be based on a careful consideration of each such individual's contributions, including the value of his or her experience as a director of the Corporation, the availability of new director candidates who may offer unique contributions, and the Corporation's changing needs.

  •
  If any member of the Board is not interested in continuing to serve, or if the Board determines that there is a need for directors with different skills or perspectives, the Committee shall inquire of the Board to determine if the Board knows of potential candidates meeting these criteria.

I.
Diligently seek to identify potential director candidates who will strengthen the Board and remedy any perceived deficiencies in the specific criteria identified above.

J.
Submit to the Board the candidates for director to be recommended by the Board for election at each Annual Meeting of Stockholders and to be added to the Board at any other times due to Board expansions, director resignations or retirements, or otherwise.

K.
Monitor performance of directors based on the general criteria and the specific criteria applicable to each such director and to identify and encourage improvements where appropriate.

L.
Develop and periodically evaluate initial orientation guidelines and continuing education guidelines for each member of the Board and each member of each Board committee regarding his or her responsibilities as a director generally and as a member of any applicable Board committee. Such guidelines shall take into account all relevant factors, including particular complexities relating to the Corporation's business, financial statements or other characteristics. These guidelines may impose higher requirements for directors who are members of certain Board committees than for those who are not and may, in appropriate circumstances, impose higher or lower requirements for a particular director based on his or her background and/or occupation.

M.
Develop and recommend to the Board for its approval an annual self-evaluation process of the Board and each of its standing committees. The Committee shall oversee all such annual self-evaluations.

  Board Committees

N.
Evaluate at least annually the performance, authority, operations, charter and composition of each standing or ad hoc Board committee (including any authority of a committee to delegate to a subcommittee) and recommend any changes considered appropriate in the authority, operations, charter, number or membership of each committee.

O.
Submit to the Board annually (and at any additional times that any committee members are to be selected) candidates for membership on each Board committee and for the chairman of each committee.

  Evaluation of and Successor Planning for Chief Executive Officer and Other Executive Officers

P.
Assist the Board in evaluating the performance relating to the retention of the Chief Executive Officer. Assist the Board in overseeing the evaluation of the performance of other executive officers. It is recognized that, subject to oversight by the Board and this Committee and subject to the authority and responsibilities of the Compensation Committee, the Chief Executive Officer will have primary responsibility for evaluating the performance of other executive officers.

Q.
Periodically review and revise as appropriate, a management succession plan.

  Corporate Governance

R.
Develop and recommend to the Board Corporate Governance Guidelines and any changes therein, setting forth the corporate governance principles applicable to the Corporation.

S.
Monitor and make recommendations to the Board on other matters of Board policies and practices relating to corporate governance.

T.
Review and make recommendations to the Board regarding proposals of stockholders that relate to corporate governance.

5.     Exemptions

        To the extent the Corporation is legally required by contract or otherwise to provide any third party with the ability to nominate or appoint a director, the selection and nomination of such directors shall not be subject to the authority, responsibility, policies and procedures of the Committee and the Committee shall not be required to recommend or approve the nomination or appointment of any such director.

6.     Additional Resources

        The Committee shall have the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

7.     Periodic Reporting

        The Committee shall report its actions and recommendations to the Board after each Committee meeting and shall conduct and present to the Board an annual performance evaluation of the Committee. The Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

APPENDIX D

Corporate Governance Guidelines
of
TransMontaigne Inc.
March 2004

A.
Composition of the Board

1.
Purpose of the Board

  The purpose of the Board of Directors (the "Board") of TransMontaigne Inc. (the "Corporation") is to manage the business and affairs of the Corporation in the best interests of the stockholders of the Corporation. The Board recognizes the importance of having in place at all times a quality management team focused on achieving this result.

  2.
  Size of the Board

  Consistent with the Corporation's bylaws, the Board believes that the size of the Board generally should be within a range of no less than seven, nor more than eleven members. A somewhat larger size may be appropriate from time to time in order to accommodate the availability of one or more outstanding candidates.

  3.
  Board Membership Criteria

  The Nominating and Corporate Governance Committee is responsible for articulating and refining specific criteria for Board membership to supplement the more general criteria set forth in its Charter and in these Corporate Governance Guidelines regarding such matters as integrity, independence, diligence and the like. Also, the Nominating and Corporate Governance Committee is responsible for evaluating on an ongoing basis all directors and director candidates based on such general and specific criteria and for seeking to assure that specific talents, skills and other characteristics that are needed to increase the Board's effectiveness are possessed by an appropriate combination of directors.

  4.
  Proportion and Determination of Independent Directors

  The Board believes that as a matter of policy, independent directors (as defined herein) should comprise at least a majority of the Corporation's Board. This will not, however, prevent the Board from taking valid actions if, due to a temporary vacancy or vacancies on the Board, there are fewer than the intended proportion of independent directors. Any such vacancies should be filled as soon as reasonably practicable.

  (a)
  Independence Generally

    An "independent director" shall be a director who satisfies the criteria set forth in the rules of the American Stock Exchange, or such other exchange on which the Corporation's stock may be listed (the "Exchange") and any other applicable laws, rules or regulations. Ownership of a significant amount of the Corporation's stock does not necessarily preclude a determination of independence.

  (b)
  Additional Independence Criteria for Audit Committee Members

    In addition to being an independent director, as defined above, each member of the Corporation's Audit Committee must satisfy the independence requirements as established in Rule 10A-3 of the Securities and Exchange Commission (the "SEC"), or any successor regulation thereto and any other applicable laws, rules and regulations, including applicable rules of the Exchange.

  (c)
  Materiality Determination Based on Facts and Circumstances

    In assessing the materiality of any existing or proposed director's relationship with the Corporation (other than a relationship that is specifically prohibited for a finding of independence by applicable laws, rules or regulations, including applicable rules of the Exchange, which prohibited relationships will always be deemed material), the Board will consider all relevant facts and circumstances. Material relationships can include, but are not limited to, commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. The Board should evaluate materiality not only from the perspective of the director, but also from that of persons and organizations with which the director has a relationship. The Board may adopt categorical standards to assist it in making determinations of independence.

  (d)
  Certain Definitions

  (i)
  Immediate Family Members.    "Immediate Family Members" include a person's spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

  (ii)
  Affiliate.    "Affiliate" of the Corporation means any person or entity that, at the date of determination, or at any time within the preceding three years, controls or controlled the Corporation, is or was controlled by the Corporation or is or was under common control with the Corporation. A person or entity shall no longer be deemed an affiliate of the Corporation after three years following termination of its relationship with the Corporation.

  5.
  Selection of Directors

  The Board and the Nominating and Corporate Governance Committee shall be responsible for selecting and submitting nominees for election to the Board and for recommending them to the stockholders for election. The Board has delegated the selection and evaluation of potential directors to the Nominating and Corporate Governance Committee with direct input from the Chairman of the Board and the Chief Executive Officer.

  The invitation to join the Board shall be extended by the Board itself, through its Chairman.

  6.
  Directors Who Change Their Corporate Affiliations

  Any director who changes his or her employer or who otherwise has a significant change in job responsibilities, or who accepts or intends to accept a directorship with another company that he or she did not hold when such director was most recently elected to the Board, shall give written notice to the Board specifying the details.

  It is not necessary in every instance for a director who retires or otherwise has a significant change in position or job responsibilities or who accepts, or indicates an intent to accept, a directorship with an additional company to leave the Board or any Board committee on which such director serves. The notification provided above, however, will provide an opportunity for the Board, through the Nominating and Corporate Governance Committee, to review the continued appropriateness of such director's membership on the Board and each applicable Board committee under these circumstances, taking into account all relevant factors.

  7.
  No Pre-Determined Term Limits

  In lieu of pre-determined term limits for directors, the Nominating and Corporate Governance Committee will evaluate each director's continued services on the Board in connection with each annual decision regarding whether such director should be re-nominated to the Board and at such other times as may be appropriate in particular circumstances. In connection with each annual decision regarding re-nominations, each director should be given an opportunity to confirm his or her desire to continue as a member of the Board.

B.
Board Leadership

1.
Selection of Chairman and Chief Executive Officer

    The Board should have flexibility to decide whether it is best for the Corporation at a given point in time for the roles of the Chief Executive Officer and Chairman of the Board to be separate or combined and, if separate, whether the Chairman should be selected from the independent directors, or be an employee of the Corporation.

  2.
  Presiding Independent Director

    Whenever the Chairman of the Board is not an independent director, the independent directors may: (a) select from among themselves a continuing Presiding Independent Director who will preside at one or more separate "executive session" meetings of the "non-management directors" (which will include the independent directors and any other directors who are not officers of the Corporation even though they may have another relationship to the Corporation or its management that prevents them from being independent directors) held pursuant to this policy or (b) adopt a procedure for selecting from among themselves a specific Presiding Independent Director to preside at each such separate meeting. Such Presiding Independent Director also may be responsible for representing the non-management/independent directors with respect to certain matters as to which the views of the non-management/independent directors are sought pursuant to specific provisions of this policy or otherwise in a manner consistent with this policy and with such other responsibilities that the independent directors as a whole might designate from time to time.

C.
Board Compensation and Performance

1.
Board Compensation Review

    It is appropriate for senior management of the Corporation to report once a year to the Compensation Committee regarding the status of the Corporation's Board compensation in relation to other comparable United States publicly-owned companies. Changes in Board compensation, if any, should come at the suggestion of the Compensation Committee, but with full discussion and concurrence by the Board.

  2.
  Assessing the Performance of the Board as a Whole

    The Nominating and Corporate Governance Committee is responsible to report annually to the Board regarding the Committee's assessment of the performance of the Board as a whole. This report will be discussed with the full Board. This assessment should specifically review areas in which the Board and/or management believes a better contribution could be made. The purpose of this assessment is to increase the effectiveness of the Board as a whole, not to focus on individual Board members. A separate assessment of each individual director also will be made annually by the Nominating and Corporate Governance Committee when deciding whether to nominate such director for reelection to the Board.

D.
Board of Directors' Responsibilities

  The Corporation's Board represents the stockholders' interest in perpetuating a successful business and optimizing long-term financial returns in a manner consistent with applicable legal requirements and ethical considerations. The Board is responsible for identifying and taking reasonable actions to help assure that the Corporation is managed in a way designed to achieve this result. Consistent with the importance of the Board's responsibilities, each director is expected to be familiar with the Corporation's business and public disclosures, to review in advance of Board meetings all related material distributed to the Board and to attend and participate in meetings of the Board and meetings of any committee of which such director is a member.

  The primary responsibility of the members of the Board is to exercise their business judgment in good faith to act in what they believe to be the best interests of the Corporation and its stockholders. The Board may consider, among other pertinent factors, the effect of its actions on the Corporation's other constituencies, including, but not limited to employees, customers, suppliers, creditors and communities in which the Corporation operates. In carrying out their responsibilities, the directors recognize that they have the obligation, individually and collectively, to exercise due diligence in executing their responsibilities.

  The Board may discharge its responsibilities either directly or by delegating them to its committees, except that the Board may not delegate any of its responsibilities which, under applicable law or the Corporation's certificate of incorporation, may not be delegated to a committee of the Board.

  The Board recognizes that the actual management of the business and affairs of the Corporation should be conducted by the Chief Executive Officer and other senior managers under his or her supervision and that, in performing the management function, the Chief Executive Officer and other senior managers are obliged to act in a manner that is consistent with the oversight functions and powers of the Board and the standards of the Corporation, and to execute any specific plans, instructions or directions of the Board.

  1.
  Selection, Evaluation and Retention of Chief Executive Officer and Oversight of Selection and Performance of Other Executive Officers

    The Board, with assistance from the Nominating and Corporate Governance Committee and the Compensation Committee, has the responsibility to select, evaluate the performance of and make decisions about the retention of the Chief Executive Officer, to oversee the selection and evaluation of the performance of other executive officers, to plan for management succession, and to monitor on a regular basis the effectiveness and execution of management strategies and decisions in optimizing the Corporation's long-term financial returns in a manner consistent with applicable legal requirements and ethical considerations.

  2.
  Understanding, Reviewing and Monitoring Implementation of Strategic Plans and Annual Operating Plans and Budgets

    The Board is responsible for overseeing and understanding the Corporation's strategic plans from inception through development and execution and should regularly monitor implementation of such plans to determine whether they are being implemented effectively and whether any changes are needed. The Board also is responsible for overseeing and understanding the Corporation's annual operating plans and annual budgets and for monitoring whether these plans are being implemented effectively and within budgetary limits.

  3.
  Selection and Oversight of Independent Auditors; Oversight of Financial Statements

    The Audit Committee of the Board has sole responsibility to appoint, compensate and replace the Corporation's independent accounting firm that audits the Corporation's financial statements and to pre-approve the engagement terms and the provision of any audit and non-audit services performed by such accounting firm for the Corporation. The Audit Committee will have direct responsibility, and the Board will have a corresponding and supplemental responsibility, for monitoring the performance of such accounting firm and guarding against any compromise of its independence, as well as overseeing the financial statements prepared by management, with the goal of assuring that they fairly present the Corporation's financial condition, results of operations, cash flows and related risks in a clear and understandable way.

  4.
  Advising Management on Significant Issues

    The Board is responsible for utilizing the broad range of experiences and perspectives of directors to advise and counsel management, both in meetings and in informal consultations, on significant issues facing the Corporation.

  5.
  Review and Approval of Significant Corporation Actions and Certain Other Matters

    The Board is responsible under state corporate law to review and approve significant actions by the Corporation, including election of executive officers, declaration of dividends and major transactions. In addition, the Board is responsible for approving certain actions by the Corporation as set forth in these Corporate Governance Guidelines, the exhibits hereto, if any, and any other Corporation policies that may be adopted from time to time by the Board, or as otherwise required by applicable laws, rules and regulations, including the rules of the Exchange.

  6.
  Nominating Directors and Committee Members and Overseeing Effective Corporate Governance

    The Board and the Nominating and Corporate Governance Committee are responsible for (a) evaluating and nominating directors and members of Board committees, (b) overseeing the structure and practices of the Board and the committees and (c) overseeing other corporate governance matters, as more fully set forth in these Corporate Governance Guidelines and the charter of the Nominating and Corporate Governance Committee.

  7.
  Board Self-Evaluation

    The Board will conduct an annual self-evaluation of its performance and the performance of its committees. The evaluation will be based on such objective and subjective criteria as the Board deems appropriate. Objective criteria will include, without limitation, the performance of the Corporation's business and the accomplishment of the Board's objectives and the objectives assigned to the particular committee, as the case may be.

E.
Management's Responsibilities

  Management is responsible for operating the Corporation in an effective, ethical and legal manner designed to produce value for the Corporation's stockholders consistent with the Corporation's policies and standards, including these Corporate Governance Guidelines. Management also is responsible for enforcing and complying with mandatory provisions of the Corporation's policies and standards. Senior management is responsible for understanding the Corporation's income-producing activities and the material risks being incurred by the Corporation and also is responsible for avoiding conflicts of interest with the Corporation and its stockholders.

  1.
  Financial Statements and Disclosures

    Management is responsible for producing, under the oversight of the Board and the Audit Committee, financial statements that fairly present the Corporation's financial condition, results of operations, cash flows and related risks in a clear and understandable way, for making timely and complete disclosures to investors, and for keeping the Board and the appropriate committees of the Board well informed on a timely basis as to all matters of significance to the Corporation.

  2.
  Strategic Planning

    The Chief Executive Officer and senior management are responsible for developing and presenting to the Board the Corporation's strategic plans and for implementing those plans and budgets as approved by the Board.

  3.
  Annual Operating Plans and Budgets

    The Chief Executive Officer and senior management are responsible for developing and presenting to the Board the Corporation's annual operating plans and annual budgets and for implementing those plans and budgets as approved by the Board.

  4.
  Effective Management and Organizational Structure

    The Chief Executive Officer and senior management are responsible for selecting qualified members of management and for implementing and working within an effective organizational structure appropriate for the Corporation's particular circumstances.

  5.
  Setting a Strong Ethical "Tone at the Top"

    Senior management, and especially the Chief Executive Officer, are responsible for setting a "tone at the top" of integrity, ethics and compliance on the part of all persons associated with the Corporation, with applicable legal requirements and with the Corporation's policies and standards.

  6.
  Internal Controls and Procedures

    Senior management is responsible for developing, implementing and monitoring an effective system of internal controls and procedures to provide reasonable assurance that: the Corporation's transactions are properly authorized; the Corporation's assets are safeguarded against unauthorized or improper use; and the Corporation's transactions are properly recorded and reported. Such internal controls and procedures also shall be designed to permit preparation of financial statements for the Corporation in conformity with generally accepted accounting principles, or any other criteria applicable to such statements.

  7.
  Disclosure Controls and Procedures

    Senior management is also responsible for establishing, maintaining and evaluating the Corporation's "disclosure controls and procedures." The term "disclosure controls and procedures" means controls and other procedures of the Corporation that are designed to ensure that information required to be disclosed by the Corporation in the reports filed by it under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission ("SEC"). "Disclosure controls and procedures" include, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Corporation in the reports it files under the Securities Exchange Act of 1934 is accumulated and communicated to the Corporation's management, including its principal executive and financial officers, to allow timely decisions regarding required disclosure.

  8.
  Succession Planning and Management Development

    The Chief Executive Officer will report when appropriate to the Board on succession planning. The Chief Executive Officer should at all times make available his or her recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals. The Chief Executive Officer will report annually to the Board on the Corporation's program for management development.

F.
Board Relationship to Senior Management

1.
Board Access to Senior Management

    The Board (meeting as a whole, as well as the non-managements/independent directors meeting separately and each director individually) and each Board committee will have complete access to the Corporation's management.

    The Board encourages the executive officers to bring non-executive managers to Board meetings, from time to time, who: (a) can provide additional insight into the items being discussed because of personal involvement in these areas, or (b) represent non-executive managers with future potential that the senior management believes should be given exposure to the Board.

  2.
  Board's Interaction with Institutional Investors, Press and Customers

    The Board believes that the Corporation's management has the authority and responsibility to provide the public spokesperson for the Corporation. Individual members of the Board may, from time to time, at the request of the management, meet or otherwise communicate with various constituencies that are involved with the Corporation. If comments from the Board are appropriate, they should, in most circumstances, come from the Chairman of the Board.

G.
Meeting Procedures; Stockholder Communications and Nominations

1.
Selection of Agenda Items for Board Meetings

    The Chairman of the Board and the Chief Executive Officer (if the Chairman is not the Chief Executive Officer) will establish the agenda for each Board meeting. Each Board member is free to suggest the inclusion of item(s) on the agenda.

  2.
  Board Materials Distributed in Advance

    Management shall be responsible for assuring that, as a general rule, information and data that are relevant to the Board's understanding of the Corporation's business and to all matters expected to be considered and acted upon by the Board be distributed in writing to the Board sufficiently in advance of each Board meeting and each action to be taken by written consent to provide the directors a reasonable time to review and evaluate such information and data. Management will make every attempt to see that this material is as concise as feasible, while still providing sufficient information to permit the Board to be appropriately informed of material matters to be considered at each Board meeting or other Board action.

    It is recognized that circumstances will arise when it is not feasible to provide information relating to certain agenda items in advance of a Board meeting, or an action to be taken by written consent. In such event, reasonable steps shall be taken (which may include extending the length of the Board meeting to allow more discussion, adjourning the meeting for a brief period to allow directors time to review such information, deferring a vote until a follow-up telephonic meeting, or other measures, as appropriate) to permit the directors to become reasonably informed as to the matter before voting on it.

    As a general rule, presentations on specific subjects also should be sent to the Board members in advance so that Board meeting time may be conserved and discussion time focused on questions that the Board has about the material. On those occasions in which the subject matter is too sensitive to distribute in written form, there will be an opportunity for full discussion of the presentation at the meeting.

  3.
  Separate "Executive Session" Meetings of Non-Management/ Independent Directors

    The non-management directors/independent directors shall meet separately from the other directors in regularly scheduled executive sessions, without the presence of management directors or executive officers of the Corporation (except to the extent the non-management/independent directors request the attendance of any executive officers). Such regularly scheduled separate meetings shall be held at such times as may be determined by the Chairman of the Board or by any independent director then serving as a Presiding Independent Director.

  4.
  Preparations for and Attendance at Board Meetings

    Directors are expected to meet as frequently as necessary to properly discharge their responsibilities. Directors are expected to attend stockholder meetings, Board meetings and meetings of committees on which they serve and to review Board materials distributed to them in advance of meetings. Directors are requested and encouraged to attend in person the Annual Meeting of Stockholders.

  5.
  Board Communication with Stockholders

    Stockholders may communicate with the Presiding Independent Director, non-management directors as a group, or any other director or committee in writing. Communications with directors will be received through the Corporate Secretary's office at TransMontaigne Inc., 1670 Broadway, Suite 3100, Denver, Colorado 80202, and distributed to the appropriate director or committee.

    Communications from the Corporation's stockholders to one or more directors will be collected and organized by the Corporation's Corporate Secretary under procedures approved by the Corporation's Nominating and Corporate Governance Committee. The Corporate Secretary will forward all communications to the Chairman of the Board or to the identified director(s) as soon as practicable, although communications that are abusive, offensive or that present safety or security concerns may be handled differently. If multiple communications are received on a similar topic, the Corporate Secretary may, in his or her discretion, forward only representative correspondence.

    The Chairman of the Board will determine whether any communication addressed to the entire Board should be properly addressed by the entire Board or a committee thereof. If a communication is sent to the Board or to a committee, the Chairman of the Board or the Chairman of that committee, as the case may be, will determine whether a response to the communication is warranted. If a response to the communication is warranted, the content and method of the response will be coordinated with the Corporation's internal or external counsel.

  6.
  Stockholder Procedures to Nominate Board of Director Candidates

    The Nominating and Corporate Governance Committee is responsible for, among other things, the recommendation to the Board of nominees for election as directors. The following policies and procedures shall govern the manner in which stockholders may nominate candidates for election to the Corporation's Board.

    The Corporation will include in its Annual Meeting Proxy Statement information concerning up to two (2) nominees submitted by any stockholder or group of stockholders (individually or collectively, the "Nominating Stockholder") meeting the requirements set forth below. The form of proxy statement solicited by the Corporation will include the names of the director nominee(s) submitted by the Nominating Stockholder, in addition to the director nominees submitted by the Nominating and Corporate Governance Committee and approved by the Corporation's Board.

    For inclusion in the Corporation's Annual Meeting Proxy Statement, the Nominating Stockholder must be the beneficial owner of at least 5% of the Corporation's common stock continuously for at least one year as of the nomination date and intend to continue to own such beneficial ownership position through the scheduled date of the Annual Meeting. Further, the Nominating Stockholder must be eligible to report its beneficial ownership of the Corporation's common stock on Schedule 13G, rather than Schedule 13D, and have filed a Schedule 13G evidencing that it has held more than 5% of the Corporation's Common Stock for at least one year prior to the nomination date. A Nominating Stockholder may only participate in the nomination of one candidate. No stockholder that has a contractual right, including through the ownership of preferred stock having terms granting such right, to nominate or appoint one or more directors shall be entitled to nominate or participate in a group that nominates a candidate pursuant to this provision of the Corporate Governance Guidelines.

    The information included in the Corporation's Annual Meeting Proxy Statement will be limited to that information concerning the director nominee(s) and the Nominating Stockholder required to be disclosed in accordance with the rules of the SEC to the extent provided to the Corporation in writing by such director nominee. Nominations must be submitted by the Nominating Stockholder to the Chairman of the Nominating and Corporate Governance Committee and to the Corporation's Corporate Secretary, in writing, not less than 120 nor more than 150 days prior to the scheduled date of the Corporation's Annual Meeting.

    In connection with such nomination, the Nominating Stockholder must submit documentation as to the director nominee's qualifications, which, at a minimum, must include the following:

    •
    A complete biography;

    •
    Full employment history with compensation data, including current primary occupation with compensation arrangements;

    •
    A signed consent form and waiver authorizing the Corporation to request and obtain a full background check of the director nominee, including criminal and credit history, from a security firm acceptable to the Corporation in its sole discretion, an original report of which must be sent directly from the security firm via registered mail or overnight delivery service to the Chairman of the Nominating and Corporate Governance Committee;

    •
    Documentation of educational levels attained, complete with official transcripts issued directly by the educational institution and sent directly from the educational institution to the Corporation's Corporate Secretary and to the Chairman of the Nominating and Corporate Governance Committee;

    •
    Disclosure of all special interests and all political and organizational affiliations;

    •
    A complete list of clients if the director nominee is a consultant, attorney or other professional service provider; and

    •
    A signed, written statement from the director nominee as to why the director nominee desires to serve on the Corporation's Board, and why the director nominee believes that he/she is qualified to serve.

    In addition to the above information, the Nominating Stockholder must submit any additional information required to be included in the Corporation's Annual Meeting Proxy Statement for director nominees, which determination shall be made by the Nominating and Corporate

    Governance Committee in its sole and absolute discretion. The Nominating Stockholder must also include relevant contact information (e.g. address, phone number and fax number) for both the Nominating Stockholder and the director nominee(s).

    Each nomination submitted must indicate the incumbent director for whose Board seat the nomination is submitted. In addition to the items referenced above, the Nominating Stockholder and the director nominee(s) must submit, together with the nomination, a signed statement acknowledging that:

    (a)
    The director nominee, if elected, will represent all Corporation stockholders in accordance with applicable laws and the Corporation's charter and bylaws; and

    (b)
    The director nominee is aware of, has read and understands the Corporation's (i) Code of Business Conduct and Ethics, (ii) the Corporation's Corporate Governance Guidelines, and (c) each of the Board of Director committee charters (collectively, the "Corporate Governance Documents") and further acknowledges that, if elected, the director nominee shall be subject to and shall abide by the Corporate Governance Documents.

    Each director nominee must also submit a signed, notarized independence questionnaire, as well as the Corporation's standard director and officer questionnaire. The questionnaires will be distributed to the director nominee upon receipt of a properly delivered and completed nomination request from a Nominating Stockholder, which questionnaires must be completed and returned within five (5) days of receipt.

    In evaluating potential director nominees, the Nominating and Corporate Governance Committee considers the following factors:

      •
      commitment to ethical conduct as evidence of the person's business associations, service as a director or executive officer of other organizations, and/or education;

      •
      objective, perspective and mature judgment developed through business experience and/or educational endeavor;

      •
      the candidate's ability to work with other members of the Board and management to further the Corporation's goals and increase stockholder value;

      •
      the candidate's ability and commitment to devote sufficient time to carry out the duties and responsibilities as a director;

      •
      the candidate's demonstrated experience at policy making levels in various organizations and in areas that are relevant to the Corporation's activities; and

      •
      the candidate's skills and experience in relation to the capabilities already present on the board.

    In addition to the foregoing, a director nominee submitted by a Nominating Stockholder may not have (1) a family, employment or control relationship with the Nominating Stockholder, (2) received any compensatory fees from the Nominating Stockholder or (3) any other material relationship with the Nominating Stockholder that could interfere with such director nominee's independent exercise of judgment on behalf of all of the Corporation's stockholders.

    After reviewing the materials submitted by a Nominating Stockholder, if the Nominating and Corporate Governance Committee believes that the director nominee(s) submitted by the Nominating Stockholder merits additional consideration, the Nominating and Corporate Governance Committee (or one or more individual members thereof) shall contact and interview the director nominee(s) for the purpose of discussing, among other matters, the possibility of the director nominee(s) being included in the Corporation's slate of director nominees. Thereafter, the Nominating and Corporate Governance Committee, by majority vote, shall determine whether to nominate and recommend to the Board the election of such director nominee(s) at the next Annual Meeting of Stockholders.

    The goal of the Nominating and Corporate Governance Committee is to recommend candidates for the Board that bring a variety of perspectives and skills derived from high quality business and professional experience. Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee and the Board may also consider such other factors as they may deem to be in the best interest of the Corporation and its stockholders.

H.
Committee Matters

1.
Number, Structure and Independence of Committees

    The Board shall have an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, which shall have respective responsibilities as described in the attached exhibits and shall consist solely of independent directors. In addition, the Board may, from time to time appoint one or more additional committees, such as an Executive Committee and a Finance Committee. To the extent a committee (other than the Audit Committee, the Compensation Committee or the Nominating and Corporate Governance Committee) is taking action on matters expressly delegated to it by the Board, consistent with the provisions of these Corporate Governance Guidelines and applicable laws, rules and regulations, including applicable rules of the Exchange, such committee need not include any independent directors. If and when the Board appoints any such additional committee, the Board shall, by resolution or otherwise, clearly define in writing the authority and responsibilities of such committee.

  2.
  Assignment of Committee Members

    The Nominating and Corporate Governance Committee is responsible, after consultation with the Chief Executive Officer and with consideration of the desires of individual Board members, for the assignment of Board members to various committees.

  3.
  Frequency and Length of Committee Meetings

    Subject to any requirements of applicable laws, rules and regulations, including the applicable rules of the Exchange, and to any requirements in the applicable committee Charter regarding the frequency of committee meetings, the chairman of each Board committee, in consultation with committee members, will determine the frequency and length of the meetings of the committee.

  4.
  Committee Agenda, Background Materials and Reports

    The chairman of each Board committee, in consultation with the appropriate members of management and staff, will develop the committee's agenda. Management will be responsible for assuring that, as a general rule, information and data that are relevant to the committee's understanding of the matters within the committee's authority and the matters to be considered and acted upon by a committee are distributed to each member of such committee sufficiently in advance of each such meeting or action taken by written consent to provide a reasonable time for review and evaluation of such information and data. The other provisions applicable under Section G.2 of these Corporate Governance Guidelines regarding distribution of Board materials in advance shall apply equally to distribution of committee materials in advance. The agenda for each committee meeting shall be distributed to other members of the Board at the same time that it is distributed to committee members.

    At each Board meeting, the chairman of each committee or his or her delegate shall report the matters considered and acted upon by such committee at each meeting or by written consent since the preceding Board meeting, except to the extent covered in an previous written report to the full Board, and shall be available to answer any questions the other directors may have regarding the matters considered and actions taken by such committee.

I.
Miscellaneous

1.
Resources

    The Board (and Board committees to the extent so provided in the applicable committee charters or otherwise authorized by the Board) may use reasonable amounts of time of the Corporation's internal and independent accountants, internal and outside lawyers and other internal staff and also shall have the authority to hire independent accounting experts, lawyers and other consultants to assist and advise the Board (and any of its committees that are authorized to seek such advice and assistance) in connection with its responsibilities. The Board (and any such committees) shall keep the Corporation's Chief Financial Officer advised as to the general range of anticipated expenses for outside consultants hired by the Board (or such committees).

  2.
  Reliance

    Each director is entitled to rely in good faith on (1) corporate records, corporate officers, corporate employees or Board committees or (2) any other person selected with reasonable care as to matters reasonably believed to be within the person's professional or expert competence. The Board shall assess the qualifications of all such persons on whom it relies, shall inquire as to the processes used by such persons to reach their decisions, prepare their reports and make their recommendations and also shall inquire as to the substance of such matters, and shall hold such persons accountable for any follow-up reasonably needed to satisfy the Board.

  3.
  Director Orientation and Continuing Education

    Each new director shall be given a thorough orientation with respect to his duties as a director, including: (a) copies of these Corporate Governance Guidelines; (b) meetings with the Corporation's General Counsel and the Nominating and Corporate Governance Committee; and (c) except to the extent unnecessary for any director who is an executive officer of the Corporation, background material with respect to the Corporation, its business and issues of particular significance to the Corporation, meetings with the senior management. Each new director and each new member of any Board committee also shall cooperate in fulfilling any additional orientation guidelines that may be recommended generally or on an ad hoc basis by the Nominating and Corporate Governance Committee to help assure that such director has the necessary skills to perform his or her responsibilities as a director and/or new member of any Board committee.

    Each director also shall cooperate in fulfilling all applicable continuing education guidelines established and periodically updated by the Nominating and Corporate Governance Committee.

  4.
  Disclosure of Corporate Governance Guidelines

    These Corporate Governance Guidelines, the charters of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee and the Code of Business Conduct and Ethics, and the Code of Ethics for Senior Financial Officers will be posted on the Corporation's website and also will be available in print to any stockholder requesting it. Such availability on the Corporation's website and in print will be noted in the Corporation's proxy statement and annual report to stockholders.

  5.
  Corporate Governance Guidelines

    The Nominating and Corporate Governance Committee will review these Corporate Governance Guidelines periodically and recommend to the Board such changes as the Nominating and Corporate Governance Committee may deem necessary or appropriate. These Corporate Governance Guidelines will be communicated to the stockholders in the manner noted above.

  6.
  Code of Business Conduct and Ethics—Code of Ethics for Senior Financial Officers

    The Corporation will maintain, and the Audit Committee will oversee compliance with, the Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers as such codes may be modified and replaced from time to time by the Audit Committee.

APPENDIX E

Code of Business Conduct and Ethics
of
TransMontaigne Inc.
March 2004

POLICY OBJECTIVE

        TransMontaigne Inc. (hereinafter known as "Corporation") has adopted a number of policies dealing with business conduct and ethics. We believe that strict adherence to these policies is not only right, but is in the best interest of the Corporation and its Subsidiaries, its stockholders, its customers, and the industry in general. In all instances, the policies of the Corporation require that the business of the Corporation and its Subsidiaries be conducted in a lawful and ethical manner. Every Employee acting on behalf of the Corporation and its Subsidiaries must adhere to these policies.

        Deviation from these policies can expose the Corporation, its Subsidiaries and the individuals involved to criminal actions, fines, injunctions and lawsuits for damages or restitution. Employees who violate the policies will be subject to disciplinary action and/or discharge. Counsel concerning these policies can be obtained from the Employee's immediate supervisor. In any questionable area, an Employee should obtain advice in advance of any action. (See Administration Section of this Code of Business Conduct and Ethics for details.)

DEFINITION OF TERMS

        As used herein:

  1.
  "Corporation" means TransMontaigne Inc.

  2.
  "Subsidiary" means any entity wholly or majority owned by the Corporation.

  3.
  "Employee" shall include all Employees of the Corporation, its Subsidiaries and members of the Boards of Directors of the Corporation and its Subsidiaries.

  4.
  "Family of an Employee" means any close relation by either blood or marriage and any person residing in the same household with the management Employee.

  5.
  "Significant Financial Interest," as a minimum standard, means an aggregate interest of a management Employee or family of an ownership interest of (a) any class of outstanding securities of a firm or corporation, (b) an interest in a partnership, company or association, or (c) the assets or income of such management Employee in an amount deemed material by the Board in its sole discretion:

  6.
  "Sensitive Payments" means both receipt and disbursements whether or not illegal, and include:

  a.
  receipts from or payments to governmental officials or employees;

  b.
  commercial bribes or kickbacks;

  c.
  amounts received with an understanding that rebates or refunds will be made in contravention of the laws of any jurisdiction, either directly or through a third party;

  d.
  corporate political contributions; and

  e.
  payments or commitments (whether cast in the form of commissions, payments or fees for goods or services received or otherwise) made with the understanding or under circumstances that would indicate that all or part thereof is to be paid by the recipient to governmental officials or employees, or as a commercial bribe, influence payment or kickback.

  7.
  "Organization" means any corporation, individual, partnership or other similar entity.

CONFLICT OF INTEREST

        A "conflict of interest" occurs when an individual's private interest interferes in any way—or appears to interfere—with the interests of the Corporation and/or its Subsidiaries. A conflict situation can arise when an Employee, officer or director takes actions or has interests that may make it difficult to perform his/her work objectively and effectively. Conflicts of interest also arise when an Employee, officer or director, or a member of his/her family, receives improper personal benefits as a result of his/her position in the Corporation. Loans to, or guarantees of obligations of, such persons are of special concern. It is impossible to list every circumstance which might give rise to a conflict of interest, or the appearance of a conflict, but some examples are set out below:

  1.
  No Employee or any member of the immediate family living with the Employee should have a Significant Financial Interest in any concern which does business with, or is a competitor of, the Corporation or its Subsidiaries, or which is in an adversarial role with the Corporation or its Subsidiaries, unless such interest has been fully disclosed in writing to the Employee's immediate supervisor or the Corporation's General Counsel and a determination made that such interest, under the circumstances, does not constitute a conflict of interest.

  2.
  No Employee should render any managerial, consulting or similar service to any outside concern which does business with, or is a competitor of, the Corporation or its Subsidiaries, or which is in an adversarial role with the Corporation or its Subsidiaries, unless such activity has received prior specific written approval from the Employee's immediate supervisor or the Corporation's General Counsel.

  3.
  No Employee should be obligated either in fact or in appearance, to anyone by accepting any gifts, payments, fees, services, valuable privileges, vacations or pleasure trips without a business purpose, loans (other than conventional loans from conventional lending institutions) or other favors of a material nature from any person or business organization that does or seeks to do business with, or is a competitor of, the Corporation or its Subsidiaries.

  4.
  No Employee should conduct business related to an after-hours second job, or outside business, during his/her work hours at the Corporation or its Subsidiaries.

SENSITIVE PAYMENTS

        It is against Corporation and Subsidiary policy to authorize payment of or to use Corporation, Subsidiary or personal funds for Sensitive Payments or other similar payment, whether lawful or unlawful, designed to secure special treatment for the Corporation and its Subsidiaries. It is also contrary to Corporation and Subsidiary policy to employ any intermediary to make such payments or to disguise such payment(s) as a commission, refund or in any other manner. Should an Employee become involved in any situation where a request is made for a bribe, kickback, or any other payment the propriety of which is questionable, or where the Employee has any knowledge of payments being made to an agent which are in excess of reasonable fees for services rendered, it is the Employee's responsibility to report the situation immediately to his/her immediate supervisor.

BUSINESS ENTERTAINMENT/SALES PROMOTION ITEMS

        Corporation and Subsidiary policy authorizes entertainment, when necessary, of customers, potential customers or others involved with Corporation business. Expenses must be authorized and reasonable. Gifts of a sales promotion nature are also considered proper, when appropriate. If questions arise as to what is appropriate, the Employee should consult his/her immediate supervisor.

ACCEPTANCE OF GIFTS, FAVORS, OR OTHER GRATUITIES

        Gifts and favors of any value are not permitted. The giving or receipt of common courtesies, sales promotion items, occasional meals, or reasonable entertainment appropriate to the business relationship and associated with business discussions is regarded as consistent with sound business practice. Unusual items, however, must be reviewed and approved in advance by the Employee's immediate supervisor.

ANTITRUST

        It is against Corporation and Subsidiary policy to conduct operations in a manner which could be construed as having antitrust implications. The joining of companies for the purposes of controlling prices or suppressing competition represents actions considered to be those of a trust. Controlling prices would include price fixing which covers actions that have the effect of raising, depressing, fixing, pegging or stabilizing the price of goods or services. Suppressing competition would include any agreement among companies that would divide the market into shares for each corporation.

CONFIDENTIAL INFORMATION

        Corporation and Subsidiary policy forbids Employees from giving to any member of their family or to any non-Employee, any data or information relating to the contracts, acquisitions, competitive bidding, refined petroleum products, operations or any decisions, plans, customer-related information and other affairs of the Corporation or any of its Subsidiaries of a material nature, or the use by an Employee of such data or information for the Employee's own benefit or for the benefit of a member of his/her family.

        For the purposes of this section, the term "non-Employee" means any individual who is not an Employee of the business entity to which such data or information pertains. Nothing in this section, however, shall preclude the authorized provision of such data or information to others pursuant to the routine course of business.

PROTECTION AND PROPER USE OF ASSETS AND PROPRIETARY INFORMATION

        All Employees should protect the assets of the Corporation and its Subsidiaries and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Corporation's profitability. All assets of the Corporation and its Subsidiaries should be used for legitimate business purposes.

        The use of Corporation and Subsidiary equipment, property or proprietary information for any use other than its intended business use is prohibited unless otherwise authorized. The intent of this policy extends to the use of Corporation and Subsidiary computers and communication systems (e.g., mainframe systems, mini-computers/PC's, outside time sharing services, local area networks, facsimile units, telephones, voicemail, etc.).

CORPORATE OPPORTUNITIES

        Employees, officers and directors are prohibited from (a) taking for themselves personally opportunities that are discovered through the use of corporate property, information or position; (b) using corporate property, information, or position for personal gain; and (c) competing with the Corporation or its Subsidiaries. Employees, officers and directors owe a duty to the Corporation and its Subsidiaries to advance their legitimate interests when the opportunity to do so arises.

FAIR DEALING

        Each Employee, officer and director shall endeavor to deal fairly with the Corporation's and its Subsidiaries' customers, suppliers, competitors and employees. No one should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair-dealing practice.

FINANCIAL RECORD KEEPING

        It is Corporation and Subsidiary policy that all books and records of the Corporation and its Subsidiaries fully and fairly reflect the assets, liabilities, receipts and expenditures of the Corporation and its Subsidiaries. Attempts to create false or misleading records are forbidden. No undisclosed funds or accounts shall be established for any purpose. Knowledge of secret cash funds or slush funds should be reported to the Corporation's General Counsel or to the Audit Committee of the Board of Directors of the Corporation.

TAX EVASION

        It is Corporation and Subsidiary policy to comply in all material respects with all applicable tax statutes. It is a violation of Corporation and Subsidiary policy for any Employee to take any action to evade taxes related to the operations of the Corporation and its Subsidiaries, including withholding or similar taxes on Employee income. It is also a violation of Corporation and Subsidiary policy knowingly to assist the Corporation or individual with whom the Corporation or its Subsidiaries have business dealings, to evade taxes. This does not mean, however, that the Corporation or its Subsidiaries may not take an aggressive position or resolve doubt in favor of itself as long as there is reasonable support for the position.

RELATIONSHIP BETWEEN THE CORPORATION AND ITS SUBSIDIARIES

        The Employees of the Corporation and its Subsidiaries are required to operate their respective business as separate entities. Specifically:

  1.
  The Subsidiaries will not use (either orally or in writing) the Corporation's name, financial position, and overall reputation in any manner, unless such information is explicitly requested or except as is reasonably necessary for such Subsidiary to comply with applicable law and accounting standards regarding disclosure of information, either as a routine compliance matter, in connection with required due diligence in a pending transaction, or to ensure the required dissemination of information regarding the activities of the Corporation to its investors and the financial community.

  2.
  Nothing under this section shall prevent the Corporation from instituting and enforcing appropriate corporate governance or other general oversight activities.

  3.
  Nothing under this section shall prevent the Corporation from obtaining from its Subsidiaries the information required to appropriately evaluate the performance of its investments, to appropriately prepare its financial statements and to accurately communicate the results of its operations to the Corporation's investors.

POLITICAL CONTRIBUTIONS

        The Corporation and Subsidiaries shall be free to take a responsible position and publicize their position on those issues in the political and governmental field which affect the Corporation, its Subsidiaries, shareholders, customers, Employees or pensioners.

        Furthermore, it is the Corporation's and its Subsidiaries' policy to encourage their officers and Employees, as good citizens, to contribute to the political parties and candidates of their choice and to involve themselves individually.

        Except as provided herein, the Corporation and its Subsidiaries shall not make directly or indirectly, any contribution or expenditure in connection with the election or nomination of any candidate for public office. In addition, it is against the intent of this policy for an Employee of the Corporation or its Subsidiaries to solicit contributions from other Employees to be forwarded to political candidates.

        Nothing under this section shall, however, prevent the establishment and the operation of political action committees as permitted by and in accordance with the regulations of the appropriate Federal and State agencies charged with the enforcement and the administration of the election laws.

CONCEALMENT OF INFORMATION FROM AUDITORS

        It is the Corporation's and its Subsidiaries' policy for Employees to provide the Corporation's Chief Financial Officer and his/her accounting staff and outside auditors with any and all information they request.

        Since the audit function is a vital tool of management in the conduct of the Corporation's and its Subsidiaries' affairs, the concealment of information, whether financial or operational, or allowing misleading information to be provided to the internal accounting staff or outside auditors could result in inaccurate evaluations and improper decisions concerning the activities of the Corporation and its Subsidiaries.

ADMINISTRATION

  1.
  A copy of this Code of Business Conduct and Ethics will be provided to each Employee.

  2.
  In the event a situation occurs which affects an Employee or a family member of an Employee, which the Employee has reason to believe may represent a violation of this Code of Business Conduct and Ethics, the Employee shall bring the matter to the attention of his/her immediate supervisor and request advice. The Employee and their immediate supervisor will prepare a written memorandum of the situation including his/her immediate supervisor's advice.

  3.
  If in the opinion of the immediate supervisor an actual or potential violation does exist, the memorandum shall be promptly forwarded to the Corporation's General Counsel. The General Counsel will advise the Employee and suggest the appropriate action. Such memorandum and a record of the related decision shall be maintained in the files of the Corporation's General Counsel, with a copy marked to the attention of the Corporation's Audit Committee. Where violations are deemed to exist which involve a senior member of management, a report will be submitted by the General Counsel to both the Chief Executive Officer of the Corporation and the Corporation's Audit Committee.

  4.
  If the Employee does not wish to discuss the situation with his/her immediate supervisor, then the Employee shall prepare and send directly to the Corporation's General Counsel a memorandum of the situation and a request for advice.

  5.
  If an Employee becomes aware of any situation concerning other Employees or members of their family, which the Employee has reason to believe represents a violation of this Code of Business Conduct and Ethics, the Employee should contact his/her immediate supervisor for advice, or may contact either the General Counsel, or the Corporation's Audit Committee for advice.

  6.
  In certain circumstances, it may be inappropriate for an Employee to discuss potential violations with his/her immediate supervisor. In such cases, the potential violation should be discussed with the Corporation's General Counsel.

  7.
  The Corporation's General Counsel will be provided with a current list of Employees to permit proper dissemination of this Code of Business Conduct and Ethics to each Employee and to obtain written confirmation of receipt and understanding thereof.

        In order to audit compliance with this policy, each Employee shall furnish to the Corporation's General Counsel a written statement in the form attached hereto as Annex "A" setting forth:

          That the Employee has read and is familiar with the Corporation's Code of Business Conduct and Ethics;

          That neither the Employee nor, to the best of the Employee's knowledge, any member of the Employee's family, has had any interest or taken any action which would constitute a violation of this Code of Business Conduct and Ethics; or

          That the Employee or any family member, has an actual or potential violation of this Code of Business Conduct and Ethics which may require a waiver. (Prior disclosures must be updated to reflect any changes in the situation or circumstances.)

        All such statements shall be maintained in the files of the Corporation's General Counsel.

        The Corporation's General Counsel shall keep a list from year to year of any on-going actual or potential violations and shall review such a list at the time of each annual audit and furnish a copy thereof to the independent auditors of the Corporation and its Subsidiaries and to the Audit Committee of the Board of Directors of the Corporation.

ANNEX "A"
CODE OF BUSINESS CONDUCT AND ETHICS STATEMENT

        Instructions: Check the appropriate paragraph below and sign where indicated:

To: General Counsel

        I have read and am familiar with the Corporation's Code of Business Conduct and Ethics (the "Code") and I have checked the appropriate paragraph below:

(a)	I have not, and to the best of my knowledge, no member of my family (as defined in the Code) has, had any interest or taken any action which would constitute a violation of the policies, contained in the Code.
-or-
(b)	I have, or a member of my family has an actual or potential violation of the policies contained in the Code, which is disclosed on the attached statement.
Print Name
Signature
Dated:

APPENDIX F

Code of Ethics for Senior Financial Officers
of
TransMontaigne Inc.
March 2004

        TransMontaigne Inc. (the "Corporation") has adopted a Code of Ethics for its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer or persons performing similar functions and so designated from time to time by the Chief Executive Officer or the Audit Committee of the Board of Directors (collectively, the "Senior Financial Officers"). This Code of Ethics for Senior Financial Officers (the "Code") is designed to promote honest and ethical conduct; full, fair, accurate, timely and understandable disclosure of financial information in the periodic reports of the Corporation; and compliance with applicable laws, rules and regulations. The obligations of this Code supplement, but do not replace, the Code of Business Conduct and Ethics applicable to all employees of the Corporation, as well as the Corporation's officers and directors. Senior Financial Officers of the Corporation will, to the best of their knowledge and ability:

  •
  Act with honesty and integrity, avoiding actual or apparent conflicts of interest with the Corporation in professional relationships that would likely be viewed as materially impairing the Senior Financial Officer's exercise of judgment on behalf of the Corporation. Avoid actual or apparent conflicts of interest in all cases unless a specific, case-by-case exception has been made after review and approval of specific circumstances by the Board of Directors. Prohibited conflicts of interests for Senior Financial Officers include significant work for an outside employer, or transactions between the Corporation and any other enterprise in which the Senior Financial Officer has an interest (other than owning a de minimus amount of publicly traded securities).

  •
  Take reasonable steps to cause the Corporation to provide fair, accurate, timely, and understandable disclosure in reports and documents that the Corporation files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications, including taking reasonable steps to cause the Corporation's employees to follow its internal accounting controls at all times.

  •
  Not to knowingly violate applicable laws, rules and regulations of federal, state and local governments, and other appropriate private and public regulatory agencies, relating to financial reporting, accounting, and related controls including without limitation, taking reasonable steps to ensure the Corporation's familiarity with all such laws, rules and regulations through the retention of qualified legal, financial and accounting experts, or other means.

  •
  Respect the confidentiality of information acquired in the course of one's work except when authorized or otherwise legally obligated to disclose such information.

  •
  Not to use confidential information acquired in the course of one's work for personal advantage.

  •
  Proactively promote and be an example of ethical behavior among employees throughout the Corporation.

  •
  Promptly report to Chairman of the Audit Committee of the Board of Directors any conflict of interest or any conduct that the individual believes to be a violation of law or of any provision of this Code, including any transaction or relationship that reasonably could be expected to give rise to such an actual or apparent conflict of interest with the Corporation.

  •
  Carefully review a draft of each periodic report for accuracy and completeness before it is filed with the SEC, with particular focus on disclosures each Senior Financial Officer does not

F-1

    understand or agree with and on information known to the Senior Financial Officer not to be reflected in the report.

  •
  Meet with members of senior management, division heads, accounting staff and others involved in the disclosure process to discuss their comments on the draft report.

  •
  Establish and maintain disclosure controls and procedures that ensure that material information is included in each periodic report during the period in which the periodic report is being prepared.

  •
  Consult with the Audit Committee of the Board of Directors to determine whether it has identified any weaknesses or concerns with respect to internal controls.

  •
  Confirm that neither the Corporation's internal auditors, if any, nor its outside accountants are aware of any material misstatements or omissions in the draft report, or have any concerns about the management's discussion and analysis section of the report.

  •
  Bring to the attention of the Audit Committee of the Board of Directors matters that could compromise the integrity of the Corporation's financial reports, disagreements on accounting matters and violations of any part of this Code.

        The Audit Committee of the Board of Directors will assess compliance with this Code, report violations of this Code to the Board of Directors, and, based upon the relevant facts and circumstances, recommend to the Board of Directors appropriate action. The Audit Committee of the Board of Directors shall approve any waiver or amendment of this Code, and any such waiver or amendment shall be disclosed promptly, as required by law, rule or regulation. A violation of this Code may result in disciplinary action, including termination of employment.

F-2

PROXY
TRANSMONTAIGNE INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
2003 ANNUAL MEETING OF STOCKHOLDERS

May 6, 2004

        The undersigned stockholder of TRANSMONTAIGNE INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 5, 2004, and hereby appoints Donald H. Anderson and Erik B. Carlson, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Stockholders of TRANSMONTAIGNE INC. to be held on May 6, 2004 at 9:00 a.m., MST, in the Onyx Room of The Brown Palace Hotel, Denver, Colorado, and at any adjournment or postponement thereof, and to vote all shares of Common Stock or Common Stock equivalents which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

SEE REVERSE SIDE		SEE REVERSE SIDE
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

DETACH HERE

☒ Please mark votes as in this example

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, THE AMENDMENT OF SECTION 5.1 OF ARTICLE IV OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY TO THE PROXIES TO VOTE ON ANY OTHER PERSON SELECTED BY THE BOARD OF DIRECTORS IN SUBSTITUTION FOR ANY NOMINEE THAT IS UNWILLING OR UNABLE TO SERVE, AND ON ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

1.
Election of nine Directors:

Nominees:	(01) Cortlandt S. Dietler, (02) Donald H. Anderson, (03) David J. Butters, (04) John A. Hill, (05) Bryan H. Lawrence, (06) Harold R. Logan, Jr., (07) Edwin H. Morgens, (08) Wayne W. Murdy and (9) Walter P. Schuetze.
FOR ALL NOMINEES ☐	WITHHELD FROM ALL NOMINEES ☐
☐

To withhold authority to vote for any Nominee(s), check the box and write such Nominee(s) name(s) above.
2.
To approve the amendment of Section 5.1 of Article IV of the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 80,000,000 shares to 150,000,000 shares.

FOR ☐	AGAINST ☐	ABSTAIN ☐
3.
And, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

MARK HERE FOR ADDRESS CHANGE ☐
AND NOTE AT LEFT

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Signature:	Date:

Signature:	Date:

QuickLinks

TRANSMONTAIGNE INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
REPORT OF THE AUDIT COMMITTEE
Amended and Restated Charter of the Audit Committee of the Board of Directors of TransMontaigne Inc. March 2004
Charter of the Compensation Committee of the Board of Directors of TransMontaigne Inc. March 2004
Charter of the Nominating and Corporate Governance Committee of TransMontaigne Inc. March 2004
Corporate Governance Guidelines of TransMontaigne Inc. March 2004
Code of Business Conduct and Ethics of TransMontaigne Inc. March 2004
ANNEX "A" CODE OF BUSINESS CONDUCT AND ETHICS STATEMENT
Code of Ethics for Senior Financial Officers of TransMontaigne Inc. March 2004
PROXY TRANSMONTAIGNE INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 2003 ANNUAL MEETING OF STOCKHOLDERS